Exhibit 10.3.4

EXECUTION VERSION

AMENDMENT NO. 3 TO LOAN AND SERVICING AGREEMENT, dated as of February 18, 2020 (this “Amendment”), among GSO Stone Street LLC, a Delaware limited liability company (the “Borrower”), GSO Direct Lending Fund-D LP, as servicer (the “Servicer”) and equityholder (the “Equityholder”), Société Generale, as agent (the “Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”), Citibank, N.A., as collateral agent and collateral custodian (the “Collateral Agent”) and Virtus Group, LP, as collateral administrator (the “Collateral Administrator”).

WHEREAS, the Borrower, the Collateral Agent, the Collateral Administrator, the Lenders and the Agent are party to the Loan and Servicing Agreement, dated as of October 11, 2018 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Agent, the Lenders, the Collateral Agent and the Collateral Administrator have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

SECTION 2.2. Amendments to the Exhibits and Schedules. As of the date of this Amendment, the Exhibits and Schedules are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules attached as Appendix B hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a) upon the execution and delivery of this Amendment by each party hereto; and

(b) upon the execution and delivery of the Retention Letter.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower hereby represents and warrants to the Agent that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4. Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

2

SECTION 5.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

GSO STONE STREET LLC, as Borrower

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Servicing Agreement]

GSO DIRECT LENDING FUND-D LP, as Servicer and Equityholder

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GENERALE, as Agent

By:	/s/ Rich Dawson
Name: Rich Dawson
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Servicing Agreement]

CITIBANK, N.A., as Collateral Agent and as Collateral Custodian

By:	/s/ Thomas Varcados
Name: Thomas Varcados
Title: Senior Trust Officer

[Signature Page to Third Amendment to Loan and Servicing Agreement]

VIRTUS GROUP, LP, as Collateral Administrator

By:	/s/ Joseph U. Elston
Name: Joseph U. Elston
Title: Partner

[Signature Page to Third Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GENERALE, as a Lender

By:	/s/ Rich Dawson
Name: Rich Dawson
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Servicing Agreement]

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Mark F. Muething
Name: Mark F. Muething
Title: President

[Signature Page to Third Amendment to Loan and Servicing Agreement]

GREAT AMERICAN INSURANCE COMPANY, as a Lender

By:	/s/ Stephen C. Baraha
Name: Stephen C. Baraha
Title: Assistant Vice President

[Signature Page to Third Amendment to Loan and Servicing Agreement]

APPENDIX A

EXECUTION VERSION

CONFORMED THROUGH AMENDMENT ~~2~~3

LOAN AND SERVICING AGREEMENT

dated as of October 11, 2018

GSO STONE STREET LLC,

as Borrower

GSO DIRECT LENDING FUND-D LP,

as Servicer and Equityholder

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

SOCIÉTÉ GENERALE, as Agent

THE OTHER LENDER AGENTS PARTIES HERETO,

VIRTUS GROUP, LP,

as Collateral Administrator

and

TABLE OF CONTENTS

Page
ARTICLE I	DEFINITIONS	1

Section 1.1	Defined Terms	1

Section 1.2	Other Definitional Provisions	~~45~~48

ARTICLE II	THE FACILITY, LENDING PROCEDURES AND NOTES	~~46~~49

Section 2.1	Loans	~~46~~49

Section 2.2	Funding of Loans	~~47~~50

Section 2.3	Notes	~~48~~51

Section 2.4	Repayment, Prepayments and Conversion	~~48~~51

Section 2.5	Permanent Reduction of Facility Amount	~~50~~52

Section 2.6	Extension of Revolving Period	~~51~~53

Section 2.7	Calculation of Haircut	~~51~~53

Section 2.8	Change in Advance Rate	~~51~~54

Section 2.9	Increase in Facility Amount	~~52~~54

Section 2.10	Defaulting Lenders	~~52~~55

Section 2.11	Facility Termination Date	~~53~~56

ARTICLE III	INTEREST, ETC	~~53~~56

Section 3.1	Interest	~~53~~56

Section 3.2	Interest Distribution Dates	~~54~~56

Section 3.3	Interest Calculation	~~54~~56

Section 3.4	Computation of Interest, Fees, Etc	~~54~~57

- i -

ARTICLE IV	PAYMENTS; TAXES	~~54~~57

Section 4.1	Making of Payments	~~54~~57

Section 4.2	Due Date Extension	~~55~~57

Section 4.3	Taxes	~~55~~57

ARTICLE V	INCREASED COSTS, ETC	~~59~~61

Section 5.1	Increased Costs, Capital Adequacy	~~59~~61

ARTICLE VI	CONDITIONS TO LOANS	~~60~~63

Section 6.1	Effectiveness	~~60~~63

Section 6.2	Loans and Reinvestments	~~62~~64

Section 6.3	Transfer of Collateral Obligations and Permitted Investments	~~63~~66

ARTICLE VII	ADMINISTRATION AND MANAGEMENT OF COLLATERAL OBLIGATIONS	~~65~~67

Section 7.1	Retention and Termination of the Servicer	~~65~~67

Section 7.2	Resignation and Removal of the Servicer; Appointment of Successor Servicer	~~65~~67

Section 7.3	Duties of the Servicer	~~66~~68

Section 7.4	Representations and Warranties of the Servicer	~~67~~69

Section 7.5	Covenants Relating to the Servicer	~~70~~72

Section 7.6	Reserved	~~73~~75

Section 7.7	Collateral Reporting	~~73~~75

Section 7.8	Reserved	~~73~~75

Section 7.9	Procedural Review of Collateral Obligations; Access to Servicer and Servicer’s Records	~~73~~75

- ii -

Section 7.10	Optional Sales	~~74~~76

Section 7.11	Repurchase or Substitution of Warranty Collateral Obligations	~~75~~78

ARTICLE VIII	ACCOUNTS; PAYMENTS	~~76~~78

Section 8.1	Accounts	~~76~~78

Section 8.2	Excluded Amounts	~~78~~80

Section 8.3	Distributions, Reinvestment and Dividends	~~78~~80

Section 8.4	Fees	~~82~~84

Section 8.5	Monthly Report	~~82~~84

ARTICLE IX	REPRESENTATIONS AND WARRANTIES OF THE BORROWER	~~82~~85

Section 9.1	Organization and Good Standing	~~83~~85

Section 9.2	Due Qualification	~~83~~85

Section 9.3	Power and Authority	~~83~~85

Section 9.4	Binding Obligations	~~83~~85

Section 9.5	Security Interest	~~83~~86

Section 9.6	No Violation	~~84~~87

Section 9.7	No Proceedings	~~84~~87

Section 9.8	No Consents	~~85~~87

Section 9.9	Solvency	~~85~~87

Section 9.10	Compliance with Laws	~~85~~87

Section 9.11	Taxes	~~85~~88

Section 9.12	Monthly Report	~~85~~88

Section 9.13	No Liens, Etc	~~86~~88

Section 9.14	Information True and Correct	~~86~~88

- iii -

Section 9.15	No Sovereignty	~~86~~89

Section 9.16	Collateral	~~86~~89

Section 9.17	Selection Procedures	~~86~~89

Section 9.18	Indebtedness	~~87~~89

Section 9.19	No Injunctions	~~87~~89

Section 9.20	No Subsidiaries	~~87~~89

Section 9.21	ERISA Compliance	~~87~~89

Section 9.22	Investment Company Status	~~87~~89

Section 9.23	Set-Off, Etc	~~87~~89

Section 9.24	Collections	~~87~~90

Section 9.25	Value Given	~~87~~90

Section 9.26	Regulatory Compliance	~~87~~90

Section 9.27	Separate Existence	~~87~~90

Section 9.28	Transaction Documents	~~88~~90

Section 9.29	Compliance with Anti-Corruption Laws and Anti-Money Laundering Laws	~~88~~90

Section 9.30	Compliance with Sanctions	~~88~~91

Section 9.31	Beneficial Ownership Certification	~~88~~91

Section 9.32	Similar Law	~~88~~91

ARTICLE X	COVENANTS	~~89~~91

Section 10.1	Protection of Security Interest of the Secured Parties	~~89~~91

Section 10.2	Other Liens or Interests	~~90~~92

Section 10.3	Costs and Expenses	~~90~~92

Section 10.4	Initial Eligible Collateral Obligation	~~90~~93

- iv -

Section 10.5	Separate Existence	~~90~~93

Section 10.6	Hedging Agreements	~~91~~94

Section 10.7	Know Your Customer	~~93~~96

Section 10.8	Taxes	~~94~~96

Section 10.9	Merger, Consolidation, Etc	~~94~~96

Section 10.10	Deposit of Collections	~~94~~96

Section 10.11	Indebtedness; Guarantees	~~94~~96

Section 10.12	Limitation on Purchases from Affiliates	~~94~~97

Section 10.13	Documents	~~94~~97

Section 10.14	Preservation of Existence	~~94~~97

Section 10.15	Limitation on Investments	~~95~~97

Section 10.16	Distributions	~~95~~97

Section 10.17	Performance of Borrower Assigned Agreements	~~96~~98

Section 10.18	Material Modifications	~~96~~98

Section 10.19	Further Assurances; Financing Statements	~~96~~98

Section 10.20	Obligor Payment Instructions	~~96~~99

Section 10.21	Delivery of Collateral Obligation Files	~~96~~99

Section 10.22	Sanctions	~~97~~99

Section 10.23	Anti-Corruption and Anti-Money Laundering Laws	~~97~~99

Section 10.24	Beneficial Ownership Certification	~~97~~100

Section 10.25	Retention Letter	100

Section 10.26	Securitisation Regulation	100

- v -

ARTICLE XI	THE COLLATERAL AGENT AND THE COLLATERAL ADMINISTRATOR	~~97~~101

Section 11.1	Appointment of Collateral Agent and Collateral Administrator	~~97~~101

Section 11.2	Monthly Reports	~~97~~101

Section 11.3	Collateral Administration	~~97~~101

Section 11.4	Removal or Resignation of Collateral Agent and Collateral Administrator	~~101~~104

Section 11.5	Representations and Warranties	~~102~~105

Section 11.6	No Adverse Interest of Collateral Agent	~~102~~106

Section 11.7	Reliance of Collateral Agent and Collateral Administrator	~~103~~106

Section 11.8	Limitation of Liability and Collateral Agent and Collateral Administrator Rights	~~104~~107

Section 11.9	Tax Reports	~~107~~110

Section 11.10	Merger or Consolidation	~~107~~110

Section 11.11	Collateral Agent and Collateral Administrator Compensation	~~107~~111

Section 11.12	Anti-Terrorism Laws	~~108~~111

ARTICLE XII	GRANT OF SECURITY INTEREST	~~108~~112

Section 12.1	Borrower’s Grant of Security Interest	~~108~~112

Section 12.2	Borrower Remains Liable	~~110~~113

Section 12.3	Release of Collateral	~~110~~114

ARTICLE XIII	EVENT OF DEFAULTS	~~111~~114

Section 13.1	Event of Defaults	~~111~~114

Section 13.2	Effect of Event of Default	~~113~~117

Section 13.3	Rights upon Event of Default	~~114~~117

- vi -

Section 13.4	Collateral Agent May Enforce Claims Without Possession of Notes	~~114~~118

Section 13.5	Collective Proceedings	~~115~~118

Section 13.6	Insolvency Proceedings	~~115~~118

Section 13.7	Delay or Omission Not Waiver	~~116~~119

Section 13.8	Waiver of Stay or Extension Laws	~~116~~119

Section 13.9	Limitation on Duty of Collateral Agent in Respect of Collateral	~~116~~119

Section 13.10	Power of Attorney	~~117~~120

ARTICLE XIV	THE AGENT	~~117~~121

Section 14.1	Appointment	~~117~~121

Section 14.2	Delegation of Duties	~~118~~121

Section 14.3	Exculpatory Provisions	~~118~~121

Section 14.4	Reliance by Note Agents	~~118~~122

Section 14.5	Notices	~~119~~122

Section 14.6	Non-Reliance on Note Agents	~~119~~123

Section 14.7	Indemnification	~~120~~123

Section 14.8	Successor Note Agent	~~120~~124

Section 14.9	Note Agents in their Individual Capacity	~~121~~125

Section 14.10	Borrower Procedural Review	~~121~~125

Section 14.11	Certain ERISA Matters	~~121~~125

ARTICLE XV	ASSIGNMENTS	~~123~~127

Section 15.1	Restrictions on Assignments	~~123~~127

Section 15.2	Documentation	~~123~~127

Section 15.3	Rights of Assignee	~~124~~127

- vii -

Section 15.4	Assignment by Lenders	~~124~~127

Section 15.5	Participations; Pledge	~~125~~128

ARTICLE XVI	INDEMNIFICATION	~~126~~129

Section 16.1	Borrower Indemnity	~~126~~129

Section 16.2	Waiver of Consequential Damages, Etc	~~126~~130

Section 16.3	Contribution	~~127~~130

Section 16.4	Net After-Tax Basis	~~127~~130

ARTICLE XVII	MISCELLANEOUS	~~127~~130

Section 17.1	No Waiver; Remedies	~~127~~130

Section 17.2	Amendments, Waivers	~~127~~131

Section 17.3	Notices, Etc	~~128~~131

Section 17.4	Costs and Expenses	~~129~~132

Section 17.5	Binding Effect; Survival	~~129~~133

Section 17.6	Captions and Cross References	~~130~~133

Section 17.7	Severability	~~130~~133

Section 17.8	GOVERNING LAW	~~130~~133

Section 17.9	Counterparts	~~130~~133

Section 17.10	WAIVER OF JURY TRIAL	~~130~~134

Section 17.11	No Proceedings	~~130~~134

Section 17.12	Limited Recourse	~~131~~134

Section 17.13	ENTIRE AGREEMENT	~~132~~135

Section 17.14	Confidentiality	~~132~~136

Section 17.15	Non-Confidentiality of Tax Treatment	~~133~~137

- viii -

Section 17.16	Replacement of Lenders	~~133~~137

Section 17.17	Consent to Jurisdiction	~~134~~138

Section 17.18	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~135~~138

Section 17.19	No Advisory or Fiduciary Responsibility	~~135~~139

Section 17.20	USA Patriot Act	~~136~~139

Section 17.21	Right of Setoff	~~136~~139

- ix -

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Loan Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Asset Approval Request
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Approval Notice
EXHIBIT F-1	[Reserved]
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Assignment Agreement
EXHIBIT J	Retention Letter

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2	Moody’s Industry Classification Group List
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Disqualified Investor List

- x-

LOAN AND SERVICING AGREEMENT

THIS LOAN AND SERVICING AGREEMENT is made and entered into as of October 11, 2018, among GSO STONE STREET LLC, a Delaware limited liability company (the “Borrower”), GSO DIRECT LENDING FUND-D LP, a Delaware limited partnership, as Servicer (as hereinafter defined) and as Equityholder (as hereinafter defined), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, the LENDER AGENTS for the Lender Groups (as hereinafter defined) from time to time parties hereto (each such party, in such capacity, together with their respective successors and permitted assigns in such capacity, a “Lender Agent”), Virtus Group, LP, as Collateral Administrator (as hereinafter defined), Citibank, N.A., as Collateral Agent and Collateral Custodian (each as hereinafter defined), and SOCIÉTÉ GENERALE, as Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended.

“Account” means the Unfunded Exposure Account, the Custodial Account, the Principal Collection Account and the Interest Collection Account, together with any sub-accounts deemed appropriate or necessary by the Securities Intermediary, for convenience in administering such accounts.

“Account Collateral” has the meaning set forth in Section 12.1(d).

“Account Control Agreement” means the Securities Account Control Agreement, dated as of the Effective Date, by and between the Borrower, as pledgor, the Collateral Agent on behalf of the Secured Parties, as secured party, and the Collateral Custodian, as Securities Intermediary.

Bond type	Advance Rate
Senior Secured Bonds	50%

Advance Rates	Same as above, capped at 50%
for Diversity
Score
equal to or below 8

“Adverse Claim” means any claim of ownership or any Lien, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a Lien, other than Permitted Liens.

“Affected Person” has the meaning set forth in Section 5.1.

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that for purposes of determining whether any Collateral Obligation is an Eligible Collateral Obligation or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” has the meaning set forth in the Preamble.

“Aggregate Eligible Collateral Obligation Amount” means, as of any date, the sum of the Collateral Obligation Amounts for all Eligible Collateral Obligations.

“Aggregate Funded Spread” means, as of any date, the sum of:

(a) in the case of each Eligible Collateral Obligation (including, for any Deferrable Collateral Obligation, only the required current cash pay interest thereon) that bears interest at a spread over a London interbank offered rate based index, the product of (i) the excess of (A) the sum of (x) the cash-pay portion of the stated interest rate spread on each such Eligible Collateral Obligation and (y) any other fees (including, without limitation, anniversary fees but excluding commitment fees) (such rate stated as a per annum rate) that are contractually required to be payable as of such date over (B) the LIBOR Rate for such applicable period of time (which spread or excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Eligible Collateral Obligation; plus

(b) in the case of each Eligible Collateral Obligation (including, for any Deferrable Collateral Obligation, only the required current cash pay interest thereon) that bears interest at a spread over an index other than a London interbank offered rate based index, the product of (i) the excess for each such Eligible Collateral Obligation of (A) the sum of (x) such cash-pay portion of the stated interest rate spread on each such Collateral Obligation, (y) such index for each such Collateral Obligation (such spread and index as adjusted by the Agent in a commercially reasonable manner to be the spread and index of an otherwise equivalent Eligible Collateral Obligation that is based on LIBOR) and (z) any other fees (including, without limitation, anniversary fees but excluding commitment fees) (such rate stated as a per annum rate) that are contractually required to be payable as of such date over (B) the LIBOR Rate for such applicable period of time (which spread or excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Eligible Collateral Obligation; plus

(c) in the case of each Eligible Collateral Obligation (including, for any Deferrable Collateral Obligation, only the required current cash pay interest thereon) that is a Fixed Rate Collateral Obligation, the product of (i) the excess for each such Eligible Collateral Obligation of (A) the sum of (x) the cash-pay portion of the stated fixed interest rate for such Collateral Obligation (such fixed interest rate as adjusted by the Agent in a commercially reasonable manner to be the spread of an otherwise equivalent Eligible Collateral Obligation that is based on LIBOR) and (y) any other fees (including, without limitation, anniversary fees but excluding commitment fees) (such rate stated as a per annum rate) that are contractually required to be payable as of such date over (B) the LIBOR Rate for such applicable period of time (which excess may be expressed as a negative percentage) multiplied by (ii) the Principal Balance of each such Eligible Collateral Obligation; plus

(d) in the case of each Eligible Collateral Obligation that is a Variable Funding Asset, the aggregate amount of the product of (i) the related commitment or undrawn fee (expressed as a percentage and as adjusted by the Agent in a commercially reasonable manner) as of such date multiplied by (ii) the Exposure Amount of each such Eligible Collateral Obligation as of such date.

“Aggregate Notional Amount” shall mean, with respect to any date of determination, an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Hedging Agreements, Replacement Hedging Agreements and Qualified Substitute Arrangements, each as of such date of determination.

“Aggregate Unfunded Amount” shall mean, as of any date of determination, the sum of the unfunded commitments and all other standby or contingent commitments associated with each Variable Funding Asset included in the Collateral as of such date.

“Agreement” means this Loan and Servicing Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Alternate Base Rate” means, for any day in any Accrual Period with respect to any Loan, the higher of (A) the Federal Funds Rate in effect for such day (or if such day is not a Business Day, the immediately prior Business Day) (as determined by the Agent) plus 1/2 of 1% and (B) the “prime rate” as quoted by Bloomberg L.P. in its “PRIMBB Index” (or any successor or replacement index) for such day (or if such day is not a Business Day, the immediately prior Business Day).

“Approval Notice” means, with respect to any Collateral Obligation, a copy of a notice executed by the Agent in the form of Exhibit E, evidencing, among other things, the approval of the Agent, in its sole discretion, of such Collateral Obligation and the applicable Haircut, the jurisdiction (if other than the United States or any State thereof) of the applicable Obligor, the loan type and lien priority, the Effective LTV, Total Net Leverage Ratio, other non-cash charges included in EBITDA.

“Approved Broker Dealer” means (a) any of JPMorgan Securities, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co., Société Générale Securities Services, Morgan Stanley Smith Barney LLC, Bank of America Merrill Lynch, Nomura Securities International, Inc., BNP Paribas Securities Corp, Barclays Capital Inc., Credit Suisse Securities (UA) LLC, UBS Financial Services Inc., Wells Fargo Clearing Services, LLC, Jefferies LLC or RBC Capital Markets LLC, (b) any other financial institution designated as an “Approved Broker Dealer” by the Servicer and reasonably acceptable to the Agent or (c) any banking or securities Affiliate of any Person specified in clause (a) or (b).

“Asset Approval Request” means a notice in the form of Exhibit C-3 which requests an Approval Notice with respect to one or more Collateral Obligations and shall include (among other things):

(a) the proposed date of each related acquisition;

(b) the Servicer’s internal risk rating (including all other output and related calculations) for each such Collateral Obligation;

(c) the Senior Net Leverage Ratio, Total Net Leverage Ratio and Effective LTV for each such Collateral Obligation, measured as of the date of such notice;

(d) each requested other non-cash charge to be included in EBITDA (if any);

(e) a list, for each such Second Lien Loan, of any Liens permitted under the applicable Underlying Instruments that are permitted to (i) secure borrowed money in excess of $500,000, whether individually or in the aggregate and (ii) rank in priority senior to or pari passu with such Second Lien Loan;

(f) a related Schedule of Collateral Obligations; and

(g) the Information Package.

“Assignment Agreement”~~:An~~ means an agreement in the form of Exhibit I to this Agreement (or in such other form as reasonably approved by Agent) appropriately completed and delivered in connection with a Person becoming a Lender hereunder after the Effective Date, as acknowledged and agreed by the Agent and/or the Borrower to the extent required in accordance with the terms of this Agreement.

“Available Funds” has the meaning set forth in Section 17.12.

“Average Life” means, as of any date of determination and with respect to any Collateral Obligation, the quotient obtained by dividing (a) the sum of the products of (i) the number of years (rounded up to the nearest one hundredth thereof) from such date to the respective dates of each successive Scheduled Collateral Obligation Payment of principal on such Collateral Obligation (assuming, for purposes of this definition, the full exercise of any option to extend the maturity date or otherwise lengthen the maturity schedule that is exercisable without the consent of the Borrower) multiplied by (ii) the respective amounts of principal of such Scheduled Collateral Obligation Payments by (b) the sum of all successive Scheduled Collateral Obligation Payments of principal on such Collateral Obligation.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Base Rate” for any Loan means a rate per annum equal to the LIBOR Rate for such Loan or portion thereof; provided, that in the case of

(a) any day on or after the first day on which a Committed Lender shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Official Body asserts that it is unlawful, for such Committed Lender to fund such Loan at the Base Rate set forth above (and such Committed Lender shall not have subsequently notified the Agent that such circumstances no longer exist), or

(b) any period in the event the LIBOR Rate is not reasonably available to any Lender for such period,

the “Base Rate” shall be a floating rate per annum equal to the Alternate Base Rate in effect on each day of such period.

“Basel III Regulation” shall mean, with respect to any Affected Person, any rule, regulation or guideline applicable to such Affected Person and arising directly or indirectly from (a) any of the following documents prepared by the Basel Committee on Banking Supervision of the Bank of International Settlements: (i) Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring (December 2010), (ii) Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems (June 2011), (iii) Basel III: The Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools (January 2013), or (iv) any document supplementing, clarifying or otherwise relating to any of the foregoing, or (b) any accord, treaty, statute, law, rule, regulation, guideline or pronouncement (whether or not having the force of law) of any governmental authority implementing, furthering or complementing any (ii) with respect to any distribution permitted under Sections 10.16(a)(A)(3) and 10.16(a)(A)(4), the Borrowing Base is greater than or equal to 110% of the Loans outstanding.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, the State of New York or Paris, France and, if such day relates to any Collateral Obligation, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Capped Fees/Expenses” means, at any time, the Collateral Agent Fees and Expenses, the Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses such that the aggregate amount of such Collateral Agent Fees and Expenses, Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses paid to the Collateral Agent, the Collateral Administrator or the Collateral Custodian under the Transaction Documents in any calendar year do not exceed (x) prior to the occurrence of any Event of Default, $200,000 or (y) on and after the occurrence of any Event of Default, $300,000.

“Cash Interest Expense” means with respect to any Obligor for any period, the amount which, in conformity with Appropriate Accounting Principles, would be set forth opposite the caption “interest expense” (exclusive of any Retained Interest that, according to the term of the Underlying Instruments, can never be converted to cash interest that is due and payable prior to maturity) or any like caption reflected on the most recent financial statements delivered by such Obligor to ~~a~~the Borrower for such period.

“Cause” means, with respect to an Independent Manager, (i) acts or omissions by such Independent Manager that constitute willful disregard of such Independent Manager’s duties as set forth in the Borrower’s organizational documents, (ii) that such Independent Manager has engaged in or has been charged with, or has been convicted of, fraud or other acts constituting a crime under any law applicable to such Independent Manager, (iii) that such Independent Manager is unable to perform his or her duties as Independent Manager due to death, disability or incapacity, or (iv) that such Independent Manager no longer meets the definition of Independent Manager.

“Change of Control” means any of (a) the Equityholder shall no longer be the sole equityholder of the Borrower (free and clear of any liens), (b) GSO Direct Lending Fund-D Associates LLC or an Affiliate thereof shall not be the general partner of the Equityholder and (c) GSO Holdings I L.L.C. or an Affiliate thereof shall no longer be the sole owner of the general partner of the Equityholder.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning set forth in Section 12.1.

“Collateral Administrator” means Virtus Group, LP, solely in its capacity as Collateral Administrator, together with its successors and permitted assigns in such capacity

“Collateral Administrator Fees and Expenses” has the meaning set forth in Section 11.11.

“Collateral Obligation Schedule” means the list of Collateral Obligations set forth on Schedule 3, as the same may be updated by the Borrower (or the Servicer on behalf of the Borrower) from time to time.

“Collateral Quality Tests” means, collectively or individually as the case may be, the Minimum Weighted Average Spread Test and the Maximum Weighted Average Life Test.

“Collection Account” means, collectively, the Principal Collection Account and the Interest Collection Account.

“Collection Period” means, with respect to the first Distribution Date, the period from and including the Effective Date to and including the Determination Date preceding the first Distribution Date; and thereafter, the period from but excluding the Determination Date preceding the previous Distribution Date to and including the Determination Date preceding the current Distribution Date.

“Collections” means the sum of all Interest Collections and all Principal Collections received with respect to the Collateral.

“Commitment” means the Revolving Commitments and the Term Commitments.

“Commitment Fee Rate ~~A” means, with respect to a calculation date that occurs (x)~~” means, on any date of determination, (i) if the amount drawn under the Facility is greater than or equal to the Minimum Commitment Usage, (x) prior to the 3- month anniversary from the Second Amendment Effective Date ~~to the 3-month anniversary of the Second Amendment Effective Date~~, 0%, (y) on or after the 3-month anniversary ~~from~~of the Second Amendment Effective Date and prior to the 6-month anniversary ~~from~~of the Second Amendment Effective Date, 0.25%, (z) on or after the 6-month anniversary from the Second Amendment Effective Date and prior to the last day of the Revolving Period, 0.50%.~~“Commitment Fee Rate B” means 1.50%.~~, or (ii) if the amount drawn under the Facility is less than the Minimum Commitment Usage, 0.85%.

“Committed Lenders” means, for any Lender Group, the Persons executing this Agreement in the capacity of a “Committed Lender” for such Lender Group (or an assignment hereof) in accordance with the terms of this Agreement.

“Competitor” means (a) any Person primarily engaged in the business of private asset management as a business development company, mezzanine fund, private debt fund, hedge fund or private equity fund, which is in direct or indirect competition with the Borrower, the Servicer, or any Affiliate thereof that is an investment advisor, (b) any Person controlled by, or controlling, or under common control with, a Person referred to in clause (a) above, or (c) any Person for which a Person referred to in clause (a) above serves as an investment advisor with discretionary investment authority.

“Conduit Lender” means any Person that shall become a party to this Agreement in the capacity as a “Conduit Lender” and any assignee of any of the foregoing.

“Contractual Obligation” means with respect to any Person, any provision of any securities issued by such Person or any mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject.

“Conversion Date” means any date selected by the Agent for conversion of the applicable Revolving Loans into Term Loans.

“Corporate Trust Office” means the applicable designated corporate trust office of the Collateral Agent or the Collateral Custodian, as applicable, specified on Annex A, or such other address within the United States as it may designate from time to time by notice to the Agent.

“Custodial Account” means a segregated, non-interest bearing securities account (within the meaning of Section 8-501 of the UCC) number 12084400, which is created and maintained on the books and records of the Securities Intermediary entitled “Custodial Account” in the name of the Borrower and subject to the prior Lien of the Collateral Agent for the benefit of the Secured Parties, which is established and maintained pursuant to Section 8.1(a).

“Cut-Off Date” means, with respect to each Collateral Obligation, the date such Collateral Obligation becomes a part of the Collateral.

“Daily Commitment Fee” means, on any date, (A) the ~~sum~~product of (i) the ~~product of (x)~~ Commitment Fee Rate ~~A and (y) Unused Commitment A~~ and (ii) the ~~product of (x)~~Undrawn Commitment ~~Fee Rate B and (y) Unused Commitment B~~ divided by (B) 360.

“Deemed Second Lien A Loan” means a Deemed Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio less than or equal to 6.5x.

“Deemed Second Lien B Loan” means a Deemed Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio greater than 6.5x but less than or equal to 7.5x.

“Deemed Second Lien C Loan” means a Deemed Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio greater than 7.5x.

“Deemed Second Lien Loan” means any commercial loan which would have constituted a FILO Loan but for the fact that it fails to meet the requirement of sub-clause (y) in the definition thereof.

“Defaulted Collateral Obligation” means any Collateral Obligation as to which any one of the following events has occurred:

(a) any Scheduled Collateral Obligation Payment or part thereof is unpaid more than 2 Business Days beyond the grace period (if any) permitted by the related Underlying Instrument;

(b) an Insolvency Event occurs with respect to the Obligor thereof;

Obligor of more than 1.50x and (ii) a Total Net Leverage Ratio of for the current fiscal year (on a trailing twelve-month basis) and the prior fiscal year of the Related Obligor of less than 6.50x;

(y) such Collateral Obligation is a part of a loan tranche with a minimum face value of at least $10,000,000;

(z) if such Collateral Obligation is a Deferrable Collateral Obligation, it has a minimum current required cash pay coupon equal to at least half of the stated coupon thereon; ~~and~~

(aa) such Collateral Obligation is secured by a valid and enforceable security interest; and

(bb) if an acquisition or substitution of a Collateral Obligation occurs on such date of determination, as of such date, or, if not, as of the most recent date preceding such date of determination on which an acquisition or substitution of a Collateral Obligation occurred, the aggregate outstanding principal amount of all Collateral Obligations held by the Borrower (immediately following any acquisition or substitution of any Collateral Obligations on such date of determination) in respect of which the Retention Provider, either itself or through related entities (including the Borrower), directly or indirectly, was involved or will be involved in negotiating the original agreement which created the relevant Collateral Obligation is greater than 50% of the aggregate outstanding principal amount of all Collateral Obligations then held by the Borrower.

“Eligible Jurisdiction” means Australia, Canada, Cayman Islands, Germany, Ireland, Luxembourg, New Zealand, Sweden, Switzerland, The Netherlands, the United Kingdom and the United States.

“Eligible Obligor” means, on any day, any Obligor that (i) is a business organization (and not a natural person) that is duly organized and validly existing under the laws of, the United States or any State thereof (or any other Eligible Jurisdiction), (ii) is a legal operating entity or holding company, (iii) is not an Official Body, (iv) is not an Affiliate of, or controlled by, the Borrower, the Servicer or the Equityholder and (v) has a most recently reported trailing twelve-month EBITDA of $20,000,000 or greater.

“Eligible Successor” means an entity (1) that is legally qualified and has the capacity to act as Servicer under this Agreement in the assumption of all of the responsibilities, duties and obligations of the Servicer under this Agreement and (2) the appointment of which will not cause either of the Borrower or the pool of Collateral Obligations to become required to register under the provisions of the 1940 Act.

“Enterprise Value” means, with respect to any Eligible Collateral Obligation as of its origination date, the meaning of “Enterprise Value” or any comparable definition in the Underlying Instruments for such Eligible Collateral Obligation. In case that “Enterprise Value” or such comparable definition is not defined in such Underlying Instruments, an amount, for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Collateral Obligation pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with Appropriate Accounting Principles) equal to (A) if there is an observable public price for the common stock of such Obligor or the value of the equity capital of the Obligor can be established based on available acquisition price or paid-in capital contribution by a sponsoring investor, the sum of (x) the outstanding principal amount of any indebtedness of such Obligor, (y) the outstanding principal amount of any preferred stock issued by such Obligor and (z) the market value of such Obligor’s common stock or (B) otherwise, the sum of (x) the product of (A) the trailing-twelve -months EBITDA with respect to such Obligor and (B) a multiple as reasonably determined by the Servicer based on known enterprise value/EBITDA multiples for businesses in the same industry or otherwise with similar characteristics to those of the related Obligor plus (y) the unrestricted cash of such Obligor on such date.

“Environmental Laws” means any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or any other Official Body, relating to the protection of human health or the environment, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental Protection Agency’s regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time.

“Equityholder” means GSO Direct Lending Fund-D LP, a Delaware limited partnership, together with its permitted successors and assigns.

“Equity Security” means any asset that is not a First Lien Loan, a Second Lien Loan, a Deemed Second Lien Loan, a Unitranche Loan, a First Lien Broadly Syndicated Loan, a FILO Loan, a Permitted Investment or a Senior Secured Bond.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“EU Bail-In Legislation Schedule” means the EU Bail -In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“European Retention Requirements” means Article 6 of the Securitisation Regulation (together with any delegated regulations of the European Commission, applicable guidelines published by any of the European Supervisory Authorities (jointly or individually), regulatory technical standards, or implementing technical standards made thereunder, together with Chapters I, II and III and Article 22 of Delegated Regulation (EU) No 625/2014 where such provisions are applicable pursuant to the transitional provisions in Article 43(7) of the Securitisation Regulation).

“Evaluation Event” means the occurrence of any of the following with respect to any Eligible Collateral Obligation:

(a) such Collateral Obligation becomes a Defaulted Collateral Obligation;

(b) occurrence of a Material Modification with respect to such Collateral Obligation that is not approved by the Agent, in its sole discretion;

(c) the related Obligor fails to deliver to the Borrower or the Servicer any financial reporting information as required by the Underlying Instruments of such Collateral Obligation (including any grace periods thereunder) but in no event less frequently than quarterly;

(d) the Senior Net Leverage Ratio related to such Collateral Obligation (x) increases by 0.5x (or any subsequent increase of an additional 0.5x) compared to the Senior Net Leverage Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable, and (y) is above ~~3.5~~4.5x; or

(e) the Interest Coverage Ratio related to such Collateral Obligation (x) decreases by 15% (or any subsequent decrease of an additional 15%) compared to the Interest Coverage Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable, and (y) such ratio is below 1.5x.

“Event of Default” means any of the events described in Section 13.1.

“Excess Concentration Amount” means, as of the most recent Measurement Date, the sum, without duplication, of the following amounts, in each case multiplied by (x) with respect to any First Lien Broadly Syndicated Loan or Senior Secured Bond, the bid side market price (expressed as a percentage) and (y) with respect to any other Collateral Obligation, the Haircut, in each case, as applicable to each such individual Collateral Obligation:

(a) the excess, if any and without duplication, of the sum of the Principal Balances of all Collateral Obligations that are Second Lien Loans and Deemed Second Lien Loans over 15.0% of the Excess Concentration Measure;

(b) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are obligations of any single Obligor (other than an Obligor described in the following proviso) over 5% of the Excess Concentration Measure; provided, the sums of the Principal Balances of all Collateral Obligations (individually per Obligor) that are obligations of any three Obligors that represent Principal Balances in excess of all other single Obligors may be up to 7% of the Excess Concentration Measure;

(c) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations in any single Moody’s Industry Classification (other than the “Corp-Energy: Oil & Gas” Moody’s Industry Classification) other than a Moody’s Industry Classification described in the following proviso over 15% of the Excess Concentration Measure; provided, that (x) the sum of the Principal Balances of all Collateral Obligations that are obligations of Obligors in the largest Moody’s Industry Classification (other than the “Corp-Energy: Oil & Gas” Moody’s Industry Classification) may be up to 30% of the Excess Concentration Measure, (y) the sum of the Principal Balances of all Collateral Obligations that are obligations of Obligors in the second largest Moody’s Industry Classification (other than the “Corp-Energy: Oil & Gas” Moody’s Industry Classification) other than the Moody’s Industry Classification specified in clause (x) may be up to 20% of the Excess Concentration Measure and (z) the Moody’s Industry Classification of “Corp-Energy: Oil & Gas” may be up to 10% of the Excess Concentration Measure;

(d) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Fixed Rate Collateral Obligations over 10% of the Excess Concentration Measure;

(e) the excess, if any and without duplication, of the sum of the Principal Balances of all Collateral Obligations that are Unitranche B Loans, Unitranche C Loans, Unitranche D Loans, Unitranche E Loans, FILO A Loans, FILO B Loans, FILO C Loans, FILO D Loans or FILO E Loans over 50.0% of the Excess Concentration Measure;

(f) the excess, if any and without duplication of the Principal Balances of all Collateral Obligations, which have an Obligor organized in a country other than the United States over 10% of the Excess Concentration Measure;

(g) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Deferrable Collateral Obligations over 10% of the Excess Concentration Measure;

(h) the excess, if any, of the sum of the Principal Balances of all Senior Secured Bonds over 10% of the Excess Concentration Measure;

(i) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Variable Funding Assets over 10% of the Excess Concentration Measure;

(j) the excess, if any and without duplication of the Principal Balances of all Collateral Obligations, which have an Obligor organized in Canada over 10% of the Excess Concentration Measure; and

(k) the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are First Lien Broadly Syndicated Loans over 40% of the Excess Concentration Measure.

“Excess Concentration Measure” means (a) prior to the 3-month anniversary from the Second Amendment Effective Date, the Target Portfolio Amount, and (b) thereafter, the sum of (x) the Aggregate Eligible Collateral Obligation Amount, (y) all Principal Collections on deposit in the Principal Collection Account and (z) all amounts on deposit in the Unfunded Exposure Account.

“Excess Funds” as of any date of determination and with respect to any Conduit Lender, funds of such Conduit Lender not required, after giving effect to all amounts on deposit in its commercial paper account, to pay or provide for the payment of (i) all of its matured and maturing commercial paper notes on such date of such determination, (ii) the principal of and interest on all of its loans outstanding on such date of such determination and (iii) and other amounts in accordance with its commercial paper notes and applicable transaction documents.

“Excluded Amounts” means (i) any amount received in the Collection Account with respect to any Collateral Obligation, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Official Body on such Collateral Obligation or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of the applicable Person from whom the Borrower purchased such Collateral Obligation, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Collateral Obligations which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (v) any amount deposited into the Collection Account in error or (vi) payments by the Obligors of indemnification obligations and reimbursements for actually incurred out-of-pocket expenses, in each case that are not received in lieu of principal, interest or fees owed under the related Underlying Instruments.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to Section 17.16) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Officer” means, with respect to the Borrower, the Servicer or the Equityholder, the Chief Executive Officer, the Chief Operating Officer, the Executive Vice President of such Person or any other Person included on the incumbency of the Borrower, Servicer or Equityholder, as applicable, delivered hereunder and, with respect to any other Person, the President, Chief Financial Officer, Executive Vice President or any Vice President.

“Exposure Amount” means, as of any date of determination and with respect to any Variable Funding Asset, the excess of (a) the Borrower’s maximum funding commitment thereunder over (b) the Principal Balance of such Variable Funding Asset. For the avoidance of doubt, the Exposure Amount in respect of a Defaulted Collateral Obligation shall be included in the calculation of the Exposure Amount if the Borrower is at such time subject to contractual funding obligations with respect to such Defaulted Loan and such obligation has not ceased to be enforceable under the Bankruptcy Code.

“Extension Request” has the meaning set forth in Section 2.6.

“Facility” means the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Facility Amount” means $250,000,000 (or such greater amount as may be agreed by the Lenders).

“Facility Termination Date” means the earlier of (i) October 11, 2023 or such later date as extended pursuant to Section 2.6 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with such sections of the Code and any legislation, law, regulation or practice enacted or promulgated pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” has the meaning set forth in Section 8.4.

“Fees” has the meaning set forth in Section 8.4.

“FILO A Loan” means a FILO Loan that, as of any date of determination, has an Effective LTV of less than or equal to 60% and Total Net Leverage Ratio less than or equal to 5.5x.

“FILO B Loan” means a FILO Loan that is not a FILO A Loan and, as of any date of determination, has an Effective LTV less than or equal to 75% and Total Net Leverage Ratio less than or equal to 6.5x.

“FILO C Loan” means any FILO Loan that is not a FILO A Loan or a FILO B Loan and, as of any date of determination, has Total Net Leverage Ratio less than or equal to 7.0x, provided that any FILO Loan that would have constituted a FILO A Loan or a FILO B Loan but for the fact that it fails to meet the provisions thereto with respect to Effective LTV shall constitute a FILO C Loan.

“FILO D Loan” means any FILO Loan that is not a FILO A Loan, a FILO B Loan, or a FILO C Loan and, as of any date of determination, has Total Net Leverage Ratio less than or equal to 7.5x.

“FILO E Loan” means any FILO Loan that, as of any date of determination, is not a FILO A Loan, FILO B Loan, FILO C Loan or FILO D Loan.

“FILO Loan” means a commercial loan that (x) would have constituted a First Lien Loan but for the fact that, at any time prior to and/or after an event of default under the related loan agreement of such loan, will be paid after one or more tranches of First Out Loans issued by the same Obligor have been paid in full in accordance with a specified waterfall or other priority of payments and (y) the total size of First Out Loans repayable ahead of the FILO Loan shall be less than 25% of the sum of the sizes of such First Out Loans and such FILO Loan.

“Financial Sponsor” means any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. For the avoidance of doubt, each of GSO Capital Partners LP and The Blackstone Group L.P. and their respective Affiliates, investment funds and investment vehicles controlled, managed or advised, directly or indirectly, by GSO Capital Partners LP, The Blackstone Group L.P. or any of their respective Affiliates shall be deemed to be a Financial Sponsor.

“First Lien Broadly Syndicated Loan” means a commercial loan (a) that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (b) that is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable credit agreement that are reasonable and customary for similar loans, and liens accorded priority by law in favor of the United States or any State or agency or any Eligible Jurisdiction), (c) the value of the collateral securing the Collateral Obligation together with other attributes of the Obligor (including, without limitation, its general financial condition, ability to generate cash flow available for debt service and other demands for that cash flow) is adequate (in the commercially reasonable judgment of the Borrower, as certified to the Agent in writing) to repay the Collateral Obligation in accordance with its terms and to repay all other loans of equal seniority secured by a first lien or security interest in the same collateral, (d) is not secured solely or primarily by common stock or other equity interests and (e)(i) is a broadly syndicated commercial loan, (ii) has a tranche size of $150,000,000 or greater, (iii) as of the date such Collateral Obligation was added to the Collateral, the relevant Obligor has an EBITDA for the prior twelve calendar months of at least $50,000,000 (after giving pro forma effect to any acquisition in connection therewith), (iv) is governed under the laws of the State of New York, any applicable spread or payment frequency adjustments thereto that in the Servicer’s commercially reasonable judgment is consistent with the successor for LIBOR.

“Maximum Weighted Average Life Test” means a test that will be satisfied on any date of determination if the Weighted Average Life of all Eligible Collateral Obligations included in the Collateral is less than or equal to seven years.

“Measurement Date” means each of the following, as applicable: (i) the Effective Date; (ii) each Determination Date, (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.4; (v) the date that the Servicer has actual knowledge of the occurrence of any Evaluation Event with respect to any Collateral Obligation; (vi) the date of any optional repurchase or substitution pursuant to Section 7.11; (vii) the date of any Optional Sale; and (viii) for purposes of calculating the Market Value of each First Lien Broadly Syndicated Loan or Senior Secured Bond, each Business Day.

“Minimum Commitment Usage” means, the product of (i) the total Commitments and (ii) (x) on any calculation date from the Second Amendment Effective Date to the 3-month anniversary of the Second Amendment Effective Date, 60% or (y) on any calculation date thereafter, 75%.

“Minimum Weighted Average Spread Test” means a test that will be satisfied on any day if the Weighted Average Spread of all Eligible Collateral Obligations included in the Collateral on such day is equal to or greater than 5.0%.

“Monthly Report” means a report prepared by the Collateral Administrator, on behalf of the Borrower, substantially in the form of Exhibit D.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s Industry Classification” means the industry classifications set forth in the Moody’s Global Approach to Rating Collateralized Loan Obligations dated February 27, 2014, Appendix 7, as identified on Schedule 2 hereto (with the determination of an industry classification for a particular Collateral Obligation being determined in accordance with the classifications therein or as otherwise agreed by the Agent), as such industry classifications shall be updated at the option of the Agent in its sole discretion if Moody’s publishes revised industry classifications and the application of such revised industry classifications to this facility is necessary to avoid an increased regulatory capital charge for the Agent or its Affiliates that are Lenders hereunder.

“Note” means a promissory grid note, in the form of Exhibit A, made payable to the order of a Lender Agent, on behalf of the related Lenders.

“Note Agent” has the meaning set forth in Section 14.1.

“Obligations” means all obligations (monetary or otherwise) of the Borrower to the Lenders, the Lender Agents, the Collateral Agent, the Collateral Administrator, the Collateral Custodian, the Agent or any other Affected Person or Indemnitee arising under or in connection with this Agreement, the Notes and each other Transaction Document.

“Requested Conversion Portion” has the meaning assigned to such term in Section 2.4(c).

“Request for Release and Receipt” means a form substantially in the form of Exhibit F-2 completed and signed by the Servicer.

“Required Lenders” means the Lender or Lenders (other than the Defaulting Lenders) holding, collectively, more than 50% of the aggregate Undrawn Commitments and aggregate principal amount of all of the Loans outstanding at such time.

“Resignation Effective Date” has the meaning set forth in Section 14.8.

“Responsible Officer” means, with respect to any Person, any duly authorized officer or authorized signatory, as applicable, of such Person or of the general partner, administrative manager or managing member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer or authorized signatory, as applicable, of such Person or of the general partner, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s or authorized signatory’s knowledge of familiarity with the particular subject and with respect to the Collateral Agent, Collateral Custodian or Securities Intermediary, a director, vice president, assistant vice president, senior ~~t rust~~trust officer or trust officer within the Corporate Trust Office and any officer to whom a corporate trust matter is referred because of such Person’s knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this transaction.

“Retained Interest” means, with respect to any Collateral Obligation included in the Collateral, (a) such obligations to provide additional funding with respect to such Collateral Obligation that have been retained by the other lender(s) of such Collateral Obligation, (b) all of the rights and obligations, if any, of the agent(s) under the Underlying Instruments, (c) any unused commitment fees associated with the additional funding obligations that are being retained in accordance with clause (a) above, and (d) any agency or similar fees associated with the rights and obligations of the agent(s) that are being retained in accordance with clause (b) above.

“Retention Letter” means a letter relating to the retention of net economic interest, from the Retention Provider and addressed to the Borrower, the Agent and the Lenders on the Third Amendment Effective Date and for the benefit of any future Lender, which shall include such letter entered into as of the Third Amendment Effective Date and each letter amending, restating, replacing, supplementing, updating or otherwise modifying such letter.

“Retention Provider” means GSO Direct Lending Fund-D LP, a Delaware limited partnership, and any successor thereto, as permitted by the European Retention Requirements.

“Revolving Collateral Obligation” means a Collateral Obligation that specifies a maximum aggregate amount that can be borrowed by the related Obligor and permits such Obligor to re-borrow any amount previously borrowed and subsequently repaid during the term of such Collateral Obligation.

“Second Lien A Loan” means a Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio less than or equal to 6.5x.

“Second Lien B Loan” means a Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio greater than 6.5x but less than or equal to 7.5x.

“Second Lien C Loan” means a Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio greater than 7.5x.

“Second Lien Loan” means a commercial loan that (a) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the Obligor of the loan but which is subordinated (with respect to liquidation preferences with respect to pledged collateral) to a First Lien Loan of such Obligor; (b) is secured by a valid second-priority perfected security interest or lien in, to or on specified collateral securing the Obligor’s obligations under the Second Lien Loan the value of which is adequate (in the commercially reasonable judgment of the Borrower, as certified to the Agent in writing) to repay the loan in accordance with its terms and to repay all other loans of equal or higher seniority secured by a lien or security interest in the same collateral and (c) is not secured solely or primarily by common stock or other equity interests.

“Secondary Servicer Fee” means with respect to any Distribution Date, the fee payable to the Servicer or successor Servicer (as applicable) for services rendered during the related Collection Period, which shall be equal to one-fourth of the product of (i) the Secondary Servicer Fee Percentage multiplied by (ii) the average of the values of the aggregate Collateral Obligation Amount of the Eligible Collateral Obligations on the first day and the last day of the related Collection Period. For the avoidance of doubt, the Servicer may waive or defer the payment of any Secondary Servicer Fee in its sole discretion.

“Secondary Servicer Fee Percentage” means 0.30%.

“Secured Parties” means, collectively, the Collateral Agent, the Collateral Administrator, the Collateral Custodian, each Lender, the Agent, each Lender Agent, each other Affected Person, Indemnitee and Hedge Counterparty and their respective permitted successors and assigns.

“Securities Intermediary” means the Collateral Custodian, or any subsequent institution acceptable to the Agent at which the Accounts are kept.

“Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation, including any implementing regulation, technical standards.

“Senior Net Leverage Ratio” means respect to any Collateral Obligation for any Relevant Test Period, either (a) the meaning of “Senior Net Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Collateral Obligation, or (b) in the case of any Collateral Obligation with respect to which the related Underlying Instruments do not include a

(g) the rendering against the Servicer of one or more final, non-appealable judgments, decrees or orders for the payment of money in excess of $5,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution;

(h) a Change of Control occurs;

(i) the Servicer shall be indicted, or any of its senior executive officers shall be convicted, of a criminal offense under the laws of the United States or a state thereof or the laws of any other jurisdiction in which it conducts business, materially related to the Servicer’s asset management business, unless, in the case of a conviction of a senior executive officer of the Servicer, such senior executive officer has, within 30 days after such occurrence, been removed from performing work in fulfillment of the Servicer’s obligations under this Agreement; ~~or~~

(j) GSO Direct Lending Fund-D LP ceases to be the Servicer or another affiliate of GSO Capital Partners LP ceases to be the Servicer; or

(k) the failure of the Retention Provider to comply with its obligations under the Retention Letter.

“Servicing Standard” means, with respect to any Collateral Obligations, to service and administer such Collateral Obligations on behalf of the Secured Parties (including in respect of any exercise of discretion) with reasonable care (i) using a similar degree of care, skill and attention as it employs with respect to similar collateral that which the Servicer or GSO Capital Partners LP exercises with respect to comparable assets and/or portfolios that such Person manages for itself and others having similar investment objectives and restrictions and (ii) to the extent not inconsistent with clause (i), the Servicer’s or GSO Capital Partners LP’s customary standards, policies and procedures.

“Similar Law” means any federal, state or local law, regulation or other legal constraint that is materially similar to the fiduciary and/or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code.

“Solvent” means as to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital.

“Term Lender” means each Person that is listed as a “Term Lender” on the signature pages hereto or any Assignment Agreement, any Person that shall have become a party hereto pursuant to this Agreement in respect of a Term Loan, any Person that shall have converted all or a portion of its Revolving Loans into Term Loans pursuant to Section 2.4(c) of this Agreement and, in each case, their respective successors, in each case other than any such Person that ceases to be a party hereto.

“Term Loan” has the meaning assigned to such term in Section 2.1(b).

“Third Amendment Effective Date” means February 18, 2020.

“Total Net Leverage Ratio” means respect to any Collateral Obligation for any Relevant Test Period either (a) the meaning of “Total Net Leverage Ratio” or any comparable definition set forth in the Underlying Instruments for such Collateral Obligation, or (b) in the case of any Collateral Obligation with respect to which the related Underlying Instruments do not include a definition of “Total Net Leverage Ratio” or comparable definition, the ratio of (i) Indebtedness (including, without limitation, such Collateral Obligation) of the applicable Obligor as of the date of determination minus the unrestricted cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Servicer in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the Underlying Instruments.

“Traditional Middle Market Loan” means a First Lien Loan that, as of any date of determination, is not a First Lien Broadly Syndicated Loan or a Unitranche Loan.

“Transaction Documents” means this Agreement, the Notes, the Sale Agreement, the Collateral Agent, the Collateral Administrator and Collateral Custodian Fee Letter, each Fee Letter, the Account Control Agreement, the Retention Letter and the other documents to be executed and delivered in connection with this Agreement, specifically excluding from the foregoing, however, Underlying Instruments delivered by the Borrower or the Servicer in connection with this Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“Uncommitted Lender” means any Conduit Lender designated as an “Uncommitted Lender” for any Lender Group and any of its assignees.

“Underlying Instrument” means the loan agreement, credit agreement or other customary agreement pursuant to which a Collateral Obligation has been created or issued and each other agreement that governs the terms of or secures the obligations represented by such Collateral Obligation or of which the holders of such Collateral Obligation are the beneficiaries.

“Undrawn Commitment” means, with respect to any Revolving Lender at any time, an amount (which may not be less than zero) equal to (i) such Lender’s Revolving Commitment at

~~“Unused Commitment A” means on any calculation date, the lower of (x) any unused portion of the Commitment on such date and (y) the excess, if any, of (i) the Commitment over (ii) the Minimum Commitment Usage.~~

~~“Unused Commitment B” means on any calculation date, the excess, if any, of (x) any unused portion of the Commitment on such date over (y) Unused Commitment A.~~

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107 56.

“U.S. Borrower” means ~~a~~the Borrower that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 4.3(f).

“Variable Funding Asset” means any Revolving Collateral Obligation or other asset that by its terms may require one or more future advances to be made to the related Obligor by any lender thereon or owner thereof.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Warrant Asset” means any equity purchase warrants or similar rights convertible into or exchangeable or exercisable for any equity interests received by the Borrower as an “equity kicker” from the Obligor in connection with a Collateral Obligation.

“Warranty Collateral Obligation” has the meaning set forth in Section 7.11.

“Weighted Average Life” means, as of any date of determination and with respect to all Eligible Collateral Obligations included in the Collateral, the number of years following such date obtained by (a) summing the products obtained by multiplying (i) the Average Life at such time of each such Eligible Collateral Obligation by (ii) the Principal Balance of such Collateral Obligation and (b) dividing such sum by the aggregate Principal Balance of all Eligible Collateral Obligations included in the Collateral.

“Weighted Average Spread” means, as of any date, the number expressed as a percentage (rounded up to the fourth decimal place) equal to (a) the Aggregate Funded Spread divided by (b) the sum of (i) the aggregate Principal Balance of all Eligible Collateral Obligations included in the Collateral (excluding any interest that has been deferred and capitalized on any Deferrable Collateral Obligation) and (ii) the aggregate Exposure Amount of all Eligible Collateral Obligations included in the Collateral that are Variable Funding Assets.

“Withholding Agent” means the Borrower, the Agent, and the Servicer.

rata basis and (x) result in the reduction and termination, of the Revolving Commitments and Term Commitments on a dollar-for-dollar basis.

(c) Notwithstanding anything to the contrary herein, the Borrower may permanently reduce the Facility Amount at any time, provided that if such reduction occurs at any time other than those specified in Section 2.5(a), (b) or (d), it shall, unless any Lender has, prior to the date of such permanent reduction in whole or in part, declined an Extension Request, pay the applicable Prepayment Fee and breakage costs actually incurred by the Lender in connection with such prepayment to the Collateral Agent, for the respective accounts of the Lenders.

(d) In connection with any prepayment or cancellation of Commitments pursuant to this Section 2.5, any Lender that is an Affiliate of the Agent (or is itself the Agent) shall purchase a Term Loan pro rata at par in order to maintain its current percentage of the aggregate amount of the existing Commitments after giving effect to such prepayment or cancellation (such purchases and sales of Term Loans being a “Rebalancing”). In connection with any Rebalancing, each Term Lender shall sell its pro rata portion of such Term Loan to the Lender that is an Affiliate of the Agent (or is itself the Agent). To the extent that such a Rebalancing occurs and notwithstanding anything herein to the contrary, no Prepayment Fees shall be payable to the Term Lender which sold a Term Loan to any Lender that is an Affiliate of the Agent (or is itself the Agent).

Section 2.6 Extension of Revolving Period. The Borrower may, at any time commencing with the date that is six (6) months prior to the last date of the Revolving Period and ending on the date that is immediately prior to the date that is 45 days prior to the last date of the Revolving Period, deliver a written notice to each Lender Agent (with a copy to the Agent, the Collateral Administrator and the Collateral Agent) requesting an extension of the Revolving Period for an additional twelve months (each qualifying request, an “Extension Request”). Each Extension Request shall be deemed to constitute a corresponding request to extend the Facility Termination Date for the same length of time. Each Lender may approve or decline an Extension Request in its sole discretion; provided, that the Lenders shall respond to an Extension Request in writing not later than 30 days following receipt of such Extension Request, and if any Lender does not respond in writing by the end of such 30 day period it shall be deemed to have denied such Extension Request. No request by the Borrower to extend the Revolving Period (and hence the Facility Termination Date) shall be considered an “Extension Request” if such request is conditioned on an amendment to any other provision of the Transaction Documents.

Section 2.7 Calculation of Haircut. The initial Haircut for each Eligible Collateral Obligation (which percentage may not be greater than 100%) will be determined by the Agent in its sole discretion in connection with the acquisition of such loan by the Borrower. With respect to any Eligible Collateral Obligation that is subject to an Evaluation Event and to which the Agent has not assigned a new Advance Rate pursuant to Section 2.8, the Haircut applicable to such Eligible Collateral Obligation shall only then be revised to be the lower of (A) the available price or valuation (expressed as percentage of par) of such Eligible Collateral Obligation (provided by a recognized third-party valuation provider selected by the Agent) and (B) the Haircut applicable to such Eligible Collateral Obligation immediately prior to such Evaluation Event. In the event that (x) an Eligible Collateral Obligation has experienced a downward Eligible Collateral Obligations in connection therewith), no Borrowing Base Deficiency shall have occurred;

(b) Requests. (i) In connection with the funding of any Revolving Loan pursuant to Section 2.2(a), the Collateral Agent, the Collateral Administrator, each Lender Agent and the Agent shall have received the Loan Request for such Revolving Loan in accordance with Section 2.2(a), together with all items required to be delivered in connection therewith and (ii) in connection with any Reinvestment, the Collateral Agent, the Collateral Administrator, each Lender Agent and the Agent shall have received the Reinvestment Request for such reinvestment in accordance with Section 8.3(b), together with all items required to be delivered in connection therewith;

(c) Revolving Period. The Revolving Period shall not have ended;

(d) Document Checklist. The Agent and each Lender Agent shall have received a Document Checklist for each Eligible Collateral Obligation to be added to the Collateral on the related Funding Date;

(e) Borrowing Base Confirmation; Collateral Quality Tests. The Collateral Agent, the Collateral Administrator, each Lender Agent and the Agent shall have received an Officer’s Certificate of the Borrower or the Servicer (which may be included as part of the Loan Request or Reinvestment Request) computed as of the date of such request and after giving effect thereto and to the purchase by the Borrower of the Collateral Obligations to be purchased by it on such date (if any), demonstrating that (i) the aggregate principal amount of all outstanding Loans shall not exceed the Borrowing Base and there is no Borrowing Base Deficiency, calculated as of the Funding Date as if the Collateral Obligations purchased by the Borrower on such Funding Date were owned by the Borrower and (ii) each Collateral Quality Test is satisfied or, if not satisfied, is maintained or improved;

(f) Financial Statements. The Agent has received the most recently available copies of the financial statements and reports described in Section 7.5(i) (other than Section 7.5(i)(i) which shall be delivered beginning on June 30, 2019) certified by a Responsible Officer of the Servicer to be true and correct; such financial statements fairly present in all material respects the financial condition of such Person as of the applicable date of issuance;

(g) Hedging Agreements. The Agent shall have received evidence, in form and substance satisfactory to the Required Lenders, that the Borrower has entered into Hedging Agreements to the extent required by, and satisfying the requirements of, Section 10.6;

(h) Agent Approval. In connection with the acquisition of any Collateral Obligation by the Borrower, the Borrower shall have received a copy of an Approval Notice with respect to such Collateral Obligation;

(i) Permitted Use. The proceeds of any Loan will be used solely by the Borrower for general corporate purposes consistent with the terms hereof, which, for the avoidance of doubt, include dividends and distributions to the Equityholder permitted pursuant to Section 10.16, or to acquire Collateral Obligations as identified on the applicable Asset

(g) No Consents. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Official Body (if any) required for the due execution, delivery and performance by the Servicer of each Transaction Document to which the Servicer is a party have been obtained or made.

(h) Compliance with Law. The Servicer has complied in all material respects with all Applicable Law to which it may be subject.

(i) Reports Accurate. All information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished to the Agent or any Lender in connection with this Agreement (other than projections, forward looking information, general economic data or industry information and, with respect to information prepared by the Servicer or an Affiliate or agent thereof for internal use or consideration, statements as to, or the failure to make a statement as to, the value of, collectibility of, prospects of or potential risks or benefits associated with such loan or the related Obligor) provided or prepared by ~~a~~the Borrower, the Servicer or the Equityholder, are, as of their respective delivery dates, (or in the case of reports, financial statements or similar information or records, the stated date thereof), true, complete and correct in all material respects; provided that, to the extent any such information was furnished by an Obligor or any other third party, such information is true, correct and complete in all material respects to the actual knowledge of a Responsible Officer of the Servicer after due inquiry as of the date provided.

(j) Financial Statements. The Equityholder has delivered to each Lender complete and correct copies of (A) the audited consolidated financial statements of the Equityholder for the fiscal year most recently ended, and (B) the unaudited consolidated financial statements of the Equityholder for the fiscal quarter most recently ended, in each case when required to be delivered under Section 7.5(i). Such financial statements (including the related notes) fairly present the financial condition of the Equityholder as of the respective dates thereof and the results of operations for the periods covered thereby, each in accordance with Appropriate Accounting Principles. There has been no material adverse change in the business, operations, financial condition, properties or assets of the Equityholder since the most recent Determination Date with respect to the most recently delivered financial statements under this clause (j).

(k) Eligibility of Collateral Obligations. All Collateral Obligations included as Eligible Collateral Obligations in the most recent calculation of any Borrowing Base required to be determined hereunder were Eligible Collateral Obligations as of the date of such calculation.

(l) Collections. The Servicer acknowledges that all Collections received by it or its Affiliates (other than any Excluded Amount) are held and shall be held in trust for the benefit of the Secured Parties until deposited into the Collection Account.

(m) Solvency. The transactions under the Transaction Documents to which the Servicer is a party do not and will not render the Servicer and its Subsidiaries, taken as a whole, not Solvent.

(i) immediately after giving effect to such Optional Sale:

(A) ~~reserved;~~each Collateral Quality Test is satisfied (or, if not satisfied, is maintained or improved);

(B) reserved;

(C) the Borrowing Base is greater than or equal to the Loans outstanding; and

(D) no Event of Default, Unmatured Event of Default, Unmatured Servicer Event of Default or Servicer Event of Default shall have occurred and be continuing; provided that, no more than once in any twelve-month period, if an Unmatured Event of Default or Unmatured Servicer Event of Default is continuing, the Borrower may make an Optional Sale if, after giving effect to such Optional Sale, such event is cured (although, for the avoidance of doubt, such event shall be continuing for all purposes hereunder until the settlement date of such Optional Sale);

provided, notwithstanding the above, that the Borrower may make (i) any Optional Sale of any Collateral Obligation that, in the Servicer’s reasonable judgment, has a significant risk of declining in credit quality and, with the lapse of time, becoming a Defaulted Collateral Obligation, if after giving effect to such Optional Sale, (a) no Event of Default is continuing and (b) the aggregate Principal Balance of all such Collateral Obligations sold pursuant to this proviso in any twelve-month period does not exceed 20% of the Aggregate Eligible Collateral Obligation Amount in effect on the date of such sale or (ii) any Optional Sale of any Collateral Obligation if (x) the sale price is equal to or greater than the Principal Balance of such Collateral Obligation and (y) the proceeds from such Optional Sale are applied to reduce the Loans.

(ii) at least one (1) Business Day prior to the date of any Optional Sale, the Borrower shall cause the Servicer to give the Agent, each Lender Agent, the Collateral Custodian, the Collateral Administrator and the Collateral Agent written notice of such Optional Sale, which notice shall identify the related Collateral subject to such optional sale and the expected proceeds from such Optional Sale and include (x) an Officer’s Certificate computed as of the date of such request and after giving effect to such Optional Sale, demonstrating compliance with clauses (a)(i)(A), (B) and (C) above and all other conditions set forth herein are satisfied and (y) a certificate of the Servicer substantially in the form of Exhibit F-3 requesting the release of the related Collateral Obligation File in connection with such Optional Sale;

(iii) such Optional Sale shall be made by the Servicer, on behalf of the Borrower (A) in accordance with the Servicing Standard, (B) reflecting arm’s length market terms and (C) in a transaction in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party (other than those which are customarily made or provided in connection with the sale of assets of such type);

Collateral Obligation as if such Warranty Collateral Obligation had become part of the Collateral on such day, as applicable or if there is a Borrowing Base Deficiency.

ARTICLE VIII

ACCOUNTS; PAYMENTS

Section 8.1 Accounts. (a) On or prior to the Effective Date, the Borrower shall establish each Account in the name of the Borrower and each Account shall be a segregated, non-interest bearing trust account established with the Securities Intermediary. Funds held in the Collection Account shall be applied by the Collateral Agent pursuant to Section 8.3 and the applicable Monthly Report. If at any time a Responsible Officer of the Collateral Agent obtains actual knowledge that any Account ceases to be an Eligible Account (with notice to the Servicer, the Agent and each Lender Agent), then the Borrower shall cause the Servicer to transfer such account to another institution such that such account shall meet the requirements of an Eligible Account.

Except as set forth below, amounts on deposit in the Unfunded Exposure Account may be withdrawn at the direction of the Borrower or at the direction of the Servicer (i) to fund any draw requests of the relevant Obligors under any Variable Funding Asset, or (ii) to make a deposit into the ~~Collections~~Collection Account as Principal Collections if, after giving effect to such withdrawal, the aggregate amount on deposit in the Unfunded Exposure Account is equal to or greater than the Aggregate Unfunded Amount.

Following the Facility Termination Date, the Borrower shall cause the Servicer to forward any draw request made by an Obligor under a Variable Funding Asset, along with wiring instructions for the applicable Obligor, to the Collateral Custodian (with a copy to the Agent and each Lender Agent) along with a written instruction to the Collateral Custodian to withdraw the applicable amount from the Unfunded Exposure Account and a certification that the conditions to fund such draw are satisfied, and the Collateral Custodian shall fund such draw request in accordance with such instructions from the Servicer.

Following the end of the Revolving Period, if the Borrower shall receive any Principal Collections from an Obligor with respect to a Variable Funding Asset and, as of the date of such receipt (and after taking into account such repayment), the aggregate amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Amount (the amount of such shortfall, in each case, the “Unfunded Exposure Shortfall”), the Borrower shall cause the Servicer to direct the Collateral Custodian to and the Collateral Custodian shall deposit into the Unfunded Exposure Account an amount of such Principal Collections equal to the lesser of (a) the aggregate amount of such Principal Collections and (b) the Unfunded Exposure Shortfall.

(b) All amounts held in any Account shall, to the extent permitted by Applicable Laws, be invested by the Collateral Custodian, as directed by the Servicer in writing (or, if the Servicer fails to provide such direction, such amounts shall remain uninvested), in Permitted Investments that mature (i) with respect to the Collection Account, not later than one Business Day prior to the Distribution Date for the Collection Period to which such amounts relate and (ii) with respect to the Unfunded Exposure Account, on the immediately following

Business Day. Any such written direction shall certify that any such investment is authorized by this Section 8.1. Investments in Permitted Investments shall be made in the name of the Collateral Custodian, and, except as specifically required below, such investments shall not be sold or disposed of prior to their maturity. If any amounts are needed for disbursement from the Collection Account and sufficient uninvested funds are not available therein to make such disbursement, the Collateral Custodian shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement in accordance with and upon the written direction of the Servicer or, if the Servicer shall fail to give such direction, the Agent. The Collateral Custodian shall, upon written request, provide the Agent with all information in its possession regarding transfer into and out of the Collection Account (including, but not limited to, the identity of the counterparty making or receiving such transfer). In no event shall the Collateral Agent or the Collateral Custodian be liable for the selection of any investments or any losses in connection therewith, or for any failure of the Servicer or the Agent, as applicable, to timely provide investment instruction to the Collateral Custodian. The Collateral Agent or the Collateral Custodian and their respective Affiliates shall be permitted to receive additional compensation that could be deemed to be in the Collateral Agent’s or the Collateral Custodian’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using affiliates to effect transactions in certain Permitted Investments, and (iii) effecting transactions in certain investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to this Agreement.

(c) Neither the Borrower nor the Servicer shall have any rights of direction or withdrawal, with respect to amounts held in the Collection Account, except to the extent explicitly set forth in Section 8.1(a), Section 8.1(b), Section 8.2, or Section 8.3(b).

Subject to the other provisions hereof, the Collateral Agent shall have sole Control (within the meaning of the UCC) over each Account and each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner that complies with this Section 8.1. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Accounts shall be deposited or transferred to the Collection Account and distributed pursuant to Section 8.3(a).

(d) The Equityholder may, from time to time in its sole discretion (x) transfer to the Collateral Agent for deposit amounts into the Principal Collection Account and/or (y) transfer Eligible Collateral Obligations as equity contributions to the Borrower for deposit in the Custodial Account. All such amounts will be included in each applicable compliance calculation under this Agreement, including, without limitation, calculation of the Borrowing Base and the Collateral Quality Tests.

Section 8.2 Excluded Amounts. The Borrower may cause the Servicer to direct the Collateral Agent and the Securities Intermediary to withdraw from the applicable Account and pay to the Person entitled thereto any amounts credited thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to the Agent a report setting

(F) SIXTH, after the end of the Revolving Period, to the Lender Agents on behalf of their respective Lenders pro rata to repay the Loans outstanding, in an amount equal to all remaining Amounts Available constituting Interest Collections;

(G) SEVENTH, to the Servicer (unless waived or deferred in whole or in part by the Servicer), any fees of the Servicer in an aggregate amount not to exceed the amount of any accrued and unpaid Secondary Servicer Fee for the related Collection Period, as well as any expenses of the Servicer or other amounts owing to the Servicer;

(H) EIGHTH, pro rata based on amounts owed to such Persons under this Section 8.3(a)(i)(H), to the Hedge Counterparties, any unpaid Hedge Breakage Costs, together with interest accrued thereon;

(I) NINTH, to any Affected Persons, any Increased Costs then due and owing;

(J) TENTH, to the extent not previously paid pursuant to Section 8.3(a)(A) above, to the payment of taxes and governmental fees owing by the Borrower, if any;

(K) ELEVENTH, to the extent not previously paid by or on behalf of the Borrower, to each Indemnitee, any Indemnified Amounts then due and owing to each such Indemnitee;

(L) TWELFTH, at the election of the Servicer to pay to the Servicer any deferred and unpaid Primary Servicer Fee or deferred and unpaid Secondary Servicer Fee;

(M) THIRTEENTH, to the extent not previously paid pursuant to Section 8.3(a)(i)(B) above, to the Collateral Agent the Collateral Administrator and the Collateral Custodian, any Collateral Agent Fees and Expenses, Collateral Administrator Fees and Expenses and Collateral Custodian Fees and Expenses due to the Collateral Agent, Collateral Administrator and the Collateral Custodian under the Transaction Documents;

(N) FOURTEENTH, to pay any other amounts due under this Agreement and the other Transaction Documents and not previously paid pursuant to this Section 8.3(a); and

(O) FIFTEENTH, (A) during the Revolving Period, (1)(x) during an Unmatured Event of Default or Event of Default, to remain in the Interest Collection Account as Interest Collections or (y) otherwise, the remaining Amount Available constituting Interest Collections to the Borrower for distribution to the Equityholder and (B) after the end of the Revolving Period, to the Borrower for distribution to the Equityholder.

(ii) From the Principal Collection Account, the Amount Available constituting Principal Collections for such Distribution Date in the following order of priority:

(A) FIRST, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clauses (A) through (E), in that order, but, in each case, only to the extent not paid in full thereunder;

(B) SECOND, after the end of the Revolving Period and to the extent not repaid in full pursuant to Section 8.3(a)(i)(F), to the Lenders pro rata to repay the Loans outstanding, until repaid in full;

(C) THIRD, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clauses (G) and (H) of such Section 8.3(a)(i) but, in each case, only to the extent not paid in full thereunder;

(D) FOURTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (I) of such Section 8.3(a)(i) but, in each case, only to the extent not paid in full thereunder;

(E) FIFTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (J) of such Section 8.3(a)(i) but only to the extent not paid in full thereunder;

(F) SIXTH, to the extent not previously paid pursuant to Section 8.3(a)(i)(B) or Section 8.3(a)(i)(K), to the Collateral Agent, Collateral Administrator, the Securities Intermediary and the Collateral Custodian, any costs and expenses due to the Collateral Agent, the Securities Intermediary, Collateral Administrator and the Collateral Custodian under the Transaction Documents (other than Increased Costs and Indemnified Amounts);

(G) SEVENTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (L) of such Section 8.3(a)(i) but only to the extent not paid in full thereunder; provided that after such payment under this clause (G) (on a pro forma basis), proviso (i) in the definition of Borrowing Base Condition is satisfied;

(H) EIGHTH, to pay, in accordance with Section 8.3(a)(i) above, the amounts referred to in clause (M) of such Section 8.3(a)(i) but only to the extent not paid in full thereunder;

(I) NINTH, during the Revolving Period, to remain in the Principal Collection Account as Principal Collections; and

(J) TENTH, after the end of the Revolving Period, the remaining Amount Available to the Borrower for distribution to the Equityholder.

agreement may be amended, restated, supplemented or otherwise modified from time to time, a “Fee Letter”). ~~Notwithstanding anything to the contrary herein, no Unused Commitment A or Unused Commitment B fees will be paid to Term Lenders on their Term Commitments.~~

Section 8.5 Monthly Report. The Collateral Administrator shall prepare (based on information provided to it by the Servicer, the Agent, the Lender Agents and the Lenders as set forth herein) a Monthly Report in the form of Exhibit D determined as of the close of business on each Determination Date and make available such Monthly Report to the Agent, each Lender Agent, the Borrower and the Servicer on each Reporting Date starting with the Reporting Date in November 2018. If any party receiving any Monthly Report disagrees with any items of such report, it shall contact the Collateral Administrator and notify it of such disputed item and provide reasonably sufficient information to correct such item, with (if other than the Agent) a copy of such notice and information to the Agent, each Lender Agent and the Servicer. Unless the Collateral Administrator is otherwise timely directed by the Agent, the Collateral Agent shall distribute a revised Monthly Report on the Business Day after it receives such information. If the Collateral Administrator is directed by the Agent that the Collateral Administrator should not make such correction, the Collateral Administrator shall take such action as instructed by the Agent and shall have no responsibilities with respect to the applicable Monthly Report. The Agent’s reasonable determination with regard to any disputed item in the Monthly Report shall be final.

Without limiting the generality of the foregoing, in connection with the preparation of a Monthly Report, the Agent and the Lender Agents shall be responsible for providing to the Collateral Administrator the information required by Section 3.4 for part (d) of Exhibit D for such Monthly Report on which the Collateral Administrator may conclusively rely. The Agent shall review and verify the contents of the aforesaid reports (including the Monthly Report), instructions, statements and certificates. Upon receipt of approval from the Agent, such reports, instructions, statements and certificates shall be executed by the Borrower and the Servicer and, in the case of the Monthly Report, the Collateral Agent shall make the distributions required by Section 8.3 pursuant to such Monthly Report.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the other parties hereto to enter into this Agreement and, in the case of the Lenders, to make Loans hereunder, the Borrower hereby represents and warrants to the Agent, the Lender Agents and the Lenders as to itself, as of the Effective Date and each Funding Date, as follows:

Section 9.1 Organization and Good Standing. It has been duly organized and is validly existing under the laws of the jurisdiction of its organization, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. It had at all relevant times and now has, power, authority and legal right (x) to acquire and own the Collateral Obligations and its interest in the Related Security, and to grant to the Collateral Agent a security interest in the Collateral Obligations and

There is not now, nor will there be at any time in the future, any agreement or understanding between the Borrower and the Servicer (other than as expressly set forth herein and the other Transaction Documents) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes, fees, assessments or other governmental charges.

Section 9.28 Transaction Documents. The Transaction Documents delivered to the Agent represent all material agreements between the Equityholder, on the one hand, and the Borrower, on the other. Upon the purchase and/or contribution of each Collateral Obligation (or an interest in a Collateral Obligation) pursuant to ~~the~~ this Agreement or the Sale Agreement, the Borrower shall be the lawful owner of, and have good title to, such Collateral Obligation and all assets relating thereto, free and clear of any Adverse Claim. All such assets are transferred to the Borrower without recourse to the Equityholder except as described in the Sale Agreement. The purchases of such assets by the Borrower constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) and the contributions of such assets received by the Borrower constitute valid and true transfers for consideration, each enforceable against creditors of the Equityholder, and no such assets shall constitute property of the Equityholder.

Section 9.29 Compliance with Anti-Corruption Laws and Anti-Money Laundering Laws. The Borrower represents and warrants that neither it nor any of its Affiliates, directors or officers, nor any of its or its Affiliates’ employees or agents, have engaged in any activity or conduct that would breach Anti-Corruption Laws or Anti-Money Laundering Laws.

Section 9.30 Compliance with Sanctions. The Borrower represents and warrants that (a) neither it nor any of its Affiliates, directors, officers or employees, nor any of its agents (including any such agents or Affiliates that will act in any capacity in connection with, or benefit from, this Agreement), is (i) a Sanctioned Person, or (ii) in violation of any Sanctions, and (b) no Loan, use of proceeds or other transaction contemplated by this Agreement will result in the violation of any applicable Sanctions.

Section 9.31 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification, if any, is true and correct in all material respects.

Section 9.32 Similar Law. The Borrower is not a plan subject to any Similar Law or an entity subject to any Similar Law by reason of the investment in the Borrower of one or more “governmental plans” (as defined by Section 3(33) of ERISA) or other plans or during any period that the assets, properties or revenues of the Borrower are subject to any Similar Law, by reason of the investment in the Borrower of one or more “governmental plans” (as defined by Section 3(33) of ERISA) or other plans, neither the entering into and performance of the Agreement nor any other transactions entered into under the Transaction Documents will constitute or result in a violation of any Similar Law. The representations in this Section 9.32 shall be deemed repeated on each day that an Obligation is outstanding.

any overhead expenses that are shared with an Affiliate, including for shared office space; (xiii) use separate stationery, invoices and checks; (xiv) except as expressly permitted by this Agreement, not pledge its assets as security for the obligations of any other Person; (xv) correct any known misunderstanding regarding its separate identity; (xvi) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities and pay its operating expenses and liabilities from its own assets; (xvii) cause its board of managers to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe in all respects all other Delaware limited liability company formalities; (xviii) not acquire the obligations or any securities of its Affiliates; (xix) cause the managers, officers, agents and other representatives of the Borrower to act at all times with respect to the Borrower consistently and in furtherance of the foregoing and in the best interests of the Borrower; and (xx) maintain at least one special member, who, upon the dissolution of the sole member or the withdrawal or the disassociation of the sole member from the Borrower, shall immediately become the member of the Borrower in accordance with its organizational documents.

(b) The Borrower shall not (i) engage, directly or indirectly, in any business, other than the actions required or permitted to be performed under the preceding clause (a); (ii) fail to be solvent; (iii) release, sell, transfer, convey or assign any Collateral Obligation unless in accordance with the Transaction Documents; (iv) except for capital contributions or capital distributions permitted under the terms and conditions of this Agreement and properly reflected on the books and records of the Borrower, enter into any transaction with an Affiliate of the Borrower except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s-length transaction; (v) identify itself as a department or division of any other Person; or (vi) own any asset or property other than the Collateral and the related assets and incidental personal property necessary for the ownership or operation of these assets.

(c) The Borrower shall not (and shall not permit the Equityholder to) take any action contrary to the “Assumptions ~~and Facts~~of Fact” section in the opinion of Weil, Gotshal & Manges LLP, dated the date hereof, relating to certain nonconsolidation matters.

Section 10.6 Hedging Agreements. (a) With respect to any Fixed Rate Collateral Obligation (other than Fixed Rate Collateral Obligations not counted as “excess” pursuant to clause (d) of the definition of “Excess Concentration Amount”), the Borrower hereby covenants and agrees that, upon the direction of the Agent in its sole discretion as notified to the Borrower and the Servicer on or prior to the related Funding Date for such Collateral Obligation, the Borrower shall obtain and deliver to the Collateral Agent (with a copy to the Agent and each Lender Agent) one or more Hedging Agreements from qualified Hedge Counterparties having, singly or in the aggregate, an Aggregate Notional Amount not less than the amount determined by the Agent in its reasonable discretion, which (1) each shall have a notional principal amount equal to or greater than $1,000,000, (2) may provide for reductions of the Aggregate Notional Amount on each Distribution Date on an amortization schedule for such Aggregate Notional Amount assuming a 0.0 ABS prepayment speed (or such other ABS prepayment speed as may be approved in writing by the Agent) and zero losses, and (3) shall have other terms and conditions and be represented by Hedging Agreements otherwise acceptable to the Agent in its sole discretion.

capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Agent shall have consented thereto in its sole discretion.

Section 10.14 Preservation of Existence. It shall do or cause to be done all things necessary to (i) preserve and keep in full force and effect its existence as a limited liability company and take all reasonable action to maintain its rights and franchises in the jurisdiction of its formation and (ii) qualify and remain qualified as a limited liability company in good standing in each jurisdiction where the failure to qualify and remain qualified would reasonably be expected to have a Material Adverse Effect.

Section 10.15 Limitation on Investments. The Borrower shall not form, or cause to be formed, any Subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except investments as otherwise permitted herein and pursuant to the other Transaction Documents.

Section 10.16 Distributions. (a) The Borrower shall not declare or make (i) payment of any distribution on or in respect of any equity interests, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire such equity interests; provided that the Borrower may make a distribution of (A)(1) Interest Collections, (2) during any 12-month period, an aggregate amount of Principal Collections or proceeds of any Loan equal to 10% of the Aggregate Eligible Collateral Obligation Amount as of the first day of such 12-month period during the Revolving Period, (3) any Principal Collections or proceeds of any Loan in excess of the amount permitted under the foregoing clause (2), and (4) with the prior written consent of the Agent (which consent shall not be unreasonably withheld, conditioned or delayed), any Collateral Obligations or other assets of the Borrower, in each case, as set forth in clauses (A)(1) through (A)(4), if after giving effect to such distribution, (~~v~~w) as certified in writing by the Borrower and Servicer to the Agent (with a copy to each Lender Agent), sufficient proceeds remain for all payments to be made pursuant to Section 8.3(a) (other than clause (N) thereof) on the next Distribution Date, (~~w~~x) no Unmatured Event of Default, Event of Default, Unmatured Servicer Event of Default or Servicer Event of Default shall have occurred and be continuing, (y) each Collateral Quality Test is satisfied and (~~x~~z) the Borrowing Base Condition is satisfied, (B) amounts paid (or released or distributed) to it pursuant to Section 8.3(a) on the applicable Distribution Date and (C) the proceeds of any Loan on the applicable Loan Date, if after giving effect to such distribution, (x) no Unmatured Event of Default, Event of Default, Unmatured Servicer Event of Default or Servicer Event of Default shall have occurred and be continuing or (y) the Borrowing Base Condition is satisfied, but only if such Loan is made in respect of an Eligible Collateral Obligation acquired by the Borrower either (1) prior to such Loan Date if such Eligible Collateral Obligation was identified on the related Asset Approval Request as an asset with respect to which the Borrower intends to make a future distribution pursuant to this Section 10.16(a)(C)(1) or (2) on such Loan Date; provided further, the Borrower shall only make distributions to the Equityholder during the Revolving Period and in accordance with this Section 10.16.

(b) Prior to foreclosure by the Agent upon any Collateral pursuant to Section 13.3(c), nothing in this Section 10.16 or otherwise in this Agreement shall restrict (i) the notification forms to give notice to the Obligors of the Collateral Agent’s interest in the Collateral and the obligation to make payments to an Account as directed by the Collateral Agent (at the written direction of the Agent).

Section 10.21 Delivery of Collateral Obligation Files. The Borrower (or the Servicer on behalf of the Borrower) shall deliver to the Collateral Administrator in .pdf format at gsostonestreetllc@virtus.com (with a copy to the Agent at the following e-mail addresses (for electronic                     copies):                      ~~US-operfinsmo-distribution@sgcib.com, Venky.jayaraman@sgcib.com~~Ed.deserio@sgcib.com                         and ~~Edward.deserio@sgcib.com~~list.amer-mml-portfolio -management@sgcib.com, and a copy to each Lender Agent) the Collateral Obligation Files identified on the related Document Checklist promptly upon receipt but in no event later than five (5) Business Days of the related Funding Date; provided that any file stamped document included in any Collateral Obligation File shall be delivered as soon as they are reasonably available (even if not within five (5) Business Days of the related Funding Date).

Section 10.22 Sanctions. The Borrower shall not request any Loan, and shall not (and shall procure that its Affiliates and its or their respective directors, officers, employees and agents shall not) use the proceeds of any Loan, in each case, directly or indirectly, for (1) the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any country that is the subject of any Sanctions, or (2) in any manner that would result in the violation of any applicable Sanctions.

Section 10.23 Anti-Corruption and Anti-Money Laundering Laws. No portion of the proceeds of any Loan will be used, directly or indirectly, (a) in violation of Anti-Corruption Laws or Anti-Money Laundering Laws, or (b) for any payment, promise to pay, or authorization of any payment (or giving of anything of value) to any governmental official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business, or obtain any improper advantage, in violation of Anti-Corruption Laws.

Section 10.24 Beneficial Ownership Certification. Promptly following any request therefor, the Borrower shall deliver to the Agent information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation, including any Beneficial Ownership Certification in relation to the Borrower. Any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification shall be furnished to the Agent promptly.

Section  10.25 Retention Letter. The Borrower shall (a) procure the Retention Provider not to amend, supplement, modify, repudiate or waive any provision, of any Retention Letter without the prior written consent of the Agent and each Lender and (b) procure that the Retention Provider has not changed and will not change the manner in which it retains the Retained Interest (as defined in the Retention Letter), except to the extent permitted by the European Retention Requirements and with the prior written consent of the Agent and each Lender.

Section 10.26 Securitisation Regulation. The Borrower shall deliver (or shall cause to be delivered) to the Agent and the Lenders:

(a) promptly following a request by any Lender which is (x) received in connection with a material amendment of any Transaction Document, a confirmation of the Retention Letter from the Retention Provider or (y) for additional information which is either in the possession of the Retention Provider or can be obtained at no material cost to the Retention Provider, such additional information as such Lender may reasonably request in order for such Lender to comply with the Securitisation Regulation;

(b) promptly on becoming aware of the occurrence thereof, written notice of

(x) any failure by the Retention Provider to hold the Retained Interest in accordance with paragraph (a) of Section 2 of the Retention Letter; or (y) any failure by the Retention Provider to comply with any of its undertakings under paragraphs (b), (c), (e), (g) or (h) of Section 2 of the Retention Letter;

(c) on a monthly basis in each Monthly Report, a certificate from an Responsible Officer of the Retention Provider confirming continued compliance with the requirements set forth in the Retention Letter; and

(d) upon any written request therefor by or on behalf of the Borrower or any Lender delivered as a result of a material change in (x) the performance of the Loans, (y) the risk characteristics of the transaction or (z) the Collateral Obligations and/or the Permitted Investments from time to time, a certificate from an Responsible Officer of the Retention Provider confirming continued compliance with the requirements set forth in the Retention Letter.

ARTICLE XI

THE COLLATERAL AGENT AND THE COLLATERAL ADMINISTRATOR

Section 11.1 Appointment of Collateral Agent and Collateral Administrator. Citibank, N.A. is hereby appointed as Collateral Agent pursuant to the terms hereof. The Secured Parties hereby appoint the Collateral Agent to act exclusively as the agent for purposes of perfection of a security interest in the Collateral and Collateral Agent of the Secured Parties to act as specified herein and in the other Transaction Documents to which the Collateral Agent is a party. Virtus Group, LP is hereby appointed as Collateral Administrator pursuant to the terms hereof hereunder, as the Borrower, the Servicer, the Agent, any Lender Agent or any Lender may reasonably request from time to time;

(vi) upon the written request of the Servicer on any Business Day and within three hours after the Collateral Administrator’s receipt of such request (provided such request is received by 12:00 Noon (New York time) on such date (otherwise such request will be deemed made on the next succeeding Business Day), the Collateral Administrator shall perform the following functions: as of the date the Servicer commits on behalf of the Borrower to purchase Collateral Obligations to be included in the Collateral, perform a pro forma calculation of the tests and other requirements set forth in ~~Sections~~Section 6.2(e), in each case, based upon information contained in the Collateral Database and report the results thereof to the Servicer in a mutually agreed format;

(vii) upon the Collateral Administrator’s receipt on any Business Day of written notification from the Servicer of its intent to sell (in accordance with Section 7.10) Collateral Obligations, the Collateral Administrator shall perform, within three hours after the Collateral Administrator’s receipt of such request (provided such request is received by no later than 12:00 Noon (New York time) on such date (otherwise such request will be deemed made on the next succeeding Business Day) a pro forma calculation of the tests set forth in Sections 7.10(a)(i)(A), (B) and (C) based upon information contained in the Collateral Database and information furnished by the Servicer, compare the results thereof and report the results to the Servicer in a mutually agreed format; and

(viii) track the Principal Balance of each Collateral Obligation and report such balances to the Agent and the Servicer upon request.

(b) The Collateral Administrator shall provide to the Servicer a copy of all written notices and communications identified as being sent to it in connection with the Collateral Obligations and the other Collateral held hereunder which it receives from the related Obligor, participating bank and/or agent bank. In no instance shall the Collateral Agent, the Collateral Custodian nor the Collateral Administrator be under any duty or obligation to take any action on behalf of the Servicer in respect of the exercise of any voting or consent rights, or similar actions, unless it receives specific written instructions from the Servicer, prior to the occurrence of an Event of Default or a Servicer Event of Default or the Agent, after the occurrence of an Event of Default or a Servicer Event of Default, in which event the Collateral Agent shall only vote, consent or take such other action in accordance with such instructions. In the absence of such instructions, no action will be taken.

(c) In addition to the above:

(i) The Agent and each Secured Party further authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality of the foregoing, each Secured Party hereby appoints the Collateral Agent (acting solely at the

(g) It is expressly agreed and acknowledged that neither the Collateral Agent nor the Collateral Administrator is guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral.

(h) In case any reasonable question arises as to its duties hereunder, each of the Collateral Agent and the Collateral Administrator may, prior to the occurrence of an Event of Default, request instructions from the Servicer and may, after the occurrence of an Event of Default, request instructions from the Agent, and shall be entitled at all times to refrain from taking any action unless it has received written instructions from the Servicer or the Agent, as applicable. Neither the Collateral Agent nor the Collateral Administrator shall in any ~~events~~event have any liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Agent. In no event shall the Collateral Agent or the Collateral Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent or the Collateral Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i) In the event that the Collateral Custodian is not the same entity as the Collateral Agent, the Collateral Agent shall not be liable for the acts or omissions of the Collateral Custodian under this Agreement and shall not be required to monitor the performance of the Collateral Custodian.

(j) Without limiting the generality of any terms of this section, neither the Collateral Agent nor the Collateral Administrator shall have any liability for any failure, inability or unwillingness on the part of the Servicer, the Agent or the Borrower to provide accurate and complete information on a timely basis to the Collateral Agent or the Collateral Administrator, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have any liability for any inaccuracy or error in the performance or observance on the Collateral Agent’s or the Collateral Administrator’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

(k) Neither the Collateral Agent nor the Collateral Administrator shall be bound to make any investigation into the facts or matters stated in any certificate, report or other document; provided, however, that, if the form thereof is prescribed by this Agreement, the Collateral Agent and the Collateral Administrator shall examine the same to determine whether it conforms on its face to the requirements hereof. Neither the Collateral Agent nor the Collateral Administrator shall be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Collateral Agent or the Collateral Administrator. It is expressly acknowledged by the Borrower, the Servicer, the Agent and each Lender Agent that application and performance by the Collateral Agent or the Collateral Administrator of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data, information and notice provided to it by the Servicer, the Agent, any Lender Agent, the Borrower and/or any related bank agent, obligor or similar party with respect to the Collateral

Each Conduit Lender shall only be required to pay (a) any fees or liabilities that it may incur under this Agreement only to the extent such Conduit Lender has Excess Funds on the date of such determination and (b) any expenses, indemnities or other liabilities that it may incur under this Agreement or any fees, expenses, indemnities or other liabilities under any other Transaction Document only to the extent such Conduit Lender receives funds designated for such purposes or to the extent it has Excess Funds not required, after giving effect to all amounts on deposit in its commercial paper account, to pay or provide for the payment of all of its outstanding commercial paper notes and other amounts in accordance with its applicable transaction documents as of the date of such determination. In addition, no amount owing by any Conduit Lender hereunder in excess of the liabilities that such Conduit Lender is required to pay in accordance with the preceding sentence shall constitute a “claim” (as defined in Section 101(5) of the Bankruptcy Code) against such Conduit Lender.

Section 17.13 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 17.14 Confidentiality. (a) The Borrower, the Servicer, the Collateral Custodian, the Collateral Administrator and the Collateral Agent shall hold in confidence, and not disclose to any Person, the identity of any Lender or the terms of any fees payable in connection with this Agreement (such information, “Lender Deal Information”) except they may disclose such ~~information~~Lender Deal Information (i) to their officers, directors, employees, agents, counsel, accountants, auditors, advisors, prospective lenders, equity investors or representatives, (ii) with the consent of such Lender, (iii) to the extent such information has become available to the public other than as a result of a disclosure by or through such Person, (iv) to the extent the Borrower, the Servicer, the Collateral Custodian, the Collateral Administrator or the Collateral Agent or any Affiliate of any of them should be required by any law or regulation applicable to it (including securities laws) or requested by any Official Body to disclose such information or (v) to the extent described herein; provided, that (A) in the case of clause (iv) above, such party will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the Agent of its intention to make any such disclosure prior to making any such disclosure and (B) each of the Borrower and the Servicer shall promptly notify the Agent in writing thereof upon its disclosure of any Lender Deal Information or other material, non-public information in connection with this Agreement to any Person (other than its respective officers, directors and employees) or any Official Body.

(b) The Agent, the Collateral Agent, the Collateral Custodian, the Collateral Administrator, each Lender Agent and each Lender, severally and with respect to itself only, covenants and agrees that any information about the Borrower or its Affiliates or the Obligors, the Collateral Obligations, the Related Security or otherwise obtained by the Agent, the Collateral Agent, the Collateral Administrator, such Lender Agent or such Lender pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Agent hereunder may in all cases be distributed by the Agent to the Lenders and Lender

Agents) except that the Agent, the Collateral Agent, the Collateral Administrator, the Collateral Custodian, such Lender Agent or such Lender may disclose such information (i) to its affiliates, officers, directors, employees, agents, counsel, accountants, auditors, advisors, prospective lenders (including any assignee and participant) or representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Agent, the Collateral Agent, the Collateral Custodian, such Lender Agent or such Lender, (iii) to the extent such information was available to the Agent, such Lender Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent, such Lender Agent or such Lender hereunder, (iv) with the consent of the Servicer, (v) to the extent permitted by this Agreement, (vi) on a confidential basis to any Rating Agency, any commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Lender or any Person providing financing to, or holding equity interests in, any Conduit Lender, as applicable, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information or (vii) to the extent the Agent, such Lender Agent or such Lender should be (A) required in connection with any legal or regulatory proceeding or (B) requested by any Official Body to disclose such information; provided, that in the case of clause (vii) above, the Agent, such Lender Agent or such Lender, as applicable, will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law or in connection with a routine regulatory review or examination) notify the Servicer of its intention to make any such disclosure prior to making any such disclosure.

Section 17.15 Non-Confidentiality of Tax Treatment. All parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including, without limitation, opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the provisions of this Section 17.15 shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

Section 17.16 Replacement of Lenders. (a) If any Lender requests compensation under Section 5.1, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or Official Body for the account of any Lender pursuant to Section 4.3, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking the Obligations or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.3 or Section 5.1, as the case may be, in the future, and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

ANNEX A

GSO STONE STREET LLC

as Borrower

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: Jana Douglas

Telephone: 212-503-2025

Email: GSOAssetServicing@Blackstone.com

GSO DIRECT LENDING FUND-D LP

as Servicer and Equityholder

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: Shaker Choudhury

Telephone: 212-503-2010

Email: GSOTreasury@Blackstone.com

CITIBANK, N.A.,

as Collateral Agent and Collateral Custodian

For delivering physical securities:

Citibank, N.A.

399 Park Avenue

Level “B”—Securities Vault

New York, NY 10022

Attn: Mr. Keith Whyte (212-559-1207), GSO Stone Street LLC

All physical securities must be sent by trackable courier service (e.g. UPS or Federal Express)

For all other purposes:

388 Greenwich Street

New York, New York 10013

Attn: Citibank Agency & Trust – GSO Stone Street LLC

Email: thomas.varcados@citi.com or call (888) 855-9695 to obtain the account administrator’s email address

VIRTUS GROUP, LP,

as Collateral Administrator

1301 Fannin Street, 17th Floor

Houston, TX 77002

Attention: GSO Stone Street LLC

email: gsostonestreetllc@virtusllc.com

Fax: 888-467-3196

SOCIÉTÉ GENERALE,

as Agent

A - 1

Annex B

Lender	Commitment	Revolving or Term Commitment
Société Generale	$151,500,000	Revolving Commitment
Great American Life Insurance Company	$25,000,000	Revolving Commitment
Great American Life Insurance Company	$58,800,000	Term Commitment
Great American Insurance Company	$14,700,000	Term Commitment
Total	$250,000,000

B - 1

APPENDIX B

CONFORMED THROUGH AMENDMENT NO. ~~1~~3

SCHEDULES AND EXHIBITS

TO

LOAN AND SERVICING AGREEMENT

Dated as of October 11, 2018

(GSO Stone Street LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Loan Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Asset Approval Request
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Approval Notice
EXHIBIT F-1	[Reserved]
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Assignment Agreement
EXHIBIT J	Retention Letter

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2	Moody’s Industry Classification Group List
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Disqualified Investor List

and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

As provided in the Loan ~~Financing~~Servicing Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Borrower, any agent of the Borrower and the Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Borrower nor any such agent shall be affected by notice to the contrary.

The holder hereof hereby agrees, and any assignee of such holder, by accepting such assignment, shall be deemed to have agreed, that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Insolvency Event) so long as any Loans or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Loans or other amounts shall be outstanding. The foregoing shall not limit such Person’s right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. The agreement set forth in this paragraph shall survive payment of this Note.

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

GSO STONE STREET LLC

By:
Name:
Title:

EXHIBIT B

AUDIT STANDARDS

1. Collateral Asset Monitoring

On ~~a~~an annual basis, in accordance with Section 14.10 of the Loan Servicing Agreement, select a random sample size of 15 credit files (15 separate obligors including the 5 largest loans) from the three most recent month-end loan tapes supporting the three most recent Monthly Reports. Attempt to select items not previously tested. Test that the data reported on the loan tape agrees to the following source documentation: public information (i.e. Bloomberg), information included within the credit files (i.e. contracts) and, the system of record. This data should at a minimum include:

•	Loan balance

•	Ownership %

•	Tranche size

•	Purchase price of assets if lower than par

•	Confirm each loan is current on interest and principal

•	Note any covenant breaches

•	Loan Type and Lien position

•	Maturity Date

•	Pricing (floating / fixed)

•	LIBOR / Prime floor

•	Current Cash Pay %

•	Date of Financials used for financial metrics

•	Last 12 months EBITDA

•	Debt/EBITDA

•	Haircuts (if any)

•	Material modifications to ensure no such events occurred

•	Composition of Assets

2. Cash Procedures

a.

Request the Servicer to (i) summarize the cash collection for receipts of principal and interest and reconciliation process and (ii) identify the bank accounts currently utilized, account signatories, flows and reconciliations. Note the account number and name on key bank accounts and review a recent bank statement/GL reconciliation on each account, recording any large or unreconciled variances. Compare number of and name on bank accounts to that in the transaction documents and that account is subject to a control agreement that is part of the security package for this transaction. Document in your report if the accounts utilized are in agreement with those outlined in the legal agreements.

b.

Include in the report a summary of the process whereby the company receives payments (noting various types) and discuss how quickly payments are posted to the system of record and bank account. Is there any unapplied cash as of any month-end? Are there any deposits

EXHIBIT C-1

FORM OF LOAN REQUEST

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Rich Dawson; Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: rich.dawson@sgcib.com; julien.thinat@sgcib.com,

AMER-OPER-CMF-MML@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

Citibank, N.A.

as Collateral Agent

388 Greenwich Street

New York, New York 10013

Attn: Citibank Agency & Trust – GSO Stone Street LLC

Email: thomas.varcados@citi.com

~~VIRTUS GROUP~~Virtus Group, LP

as Collateral Administrator

301 Fannin Street, 17th Floor

Houston, TX 77002

Attention: GSO Stone Street LLC

email: gsostonestreetllc@virtusllc.com

Fax: 888-467-3196

EXHIBIT C-2

FORM OF REINVESTMENT REQUEST

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Rich Dawson; Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: rich.dawson@sgcib.com; julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

Citibank, N.A.

as Collateral Agent

388 Greenwich Street

New York, New York 10013

Attn: Citibank Agency & Trust – GSO Stone Street LLC

Email: thomas.varcados@citi.com

~~VIRTUS GROUP~~Virtus Group, LP

as Collateral Administrator

301 Fannin Street, 17th Floor

Houston, TX 77002

Attention: GSO Stone Street LLC

email: gsostonestreetllc@virtusllc.com

Fax: 888-467-3196

Each Lender Agent at the address set forth in Annex A to the Loan Servicing Agreement             , 201_

RE:	Reinvestment Request: $[ ]

Gentlemen and Ladies:

EXHIBIT C-3

FORM OF ASSET APPROVAL REQUEST

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Rich Dawson; Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: rich.dawson@sgcib.com; julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

Citibank, N.A.

as Collateral Agent

388 Greenwich Street

New York, New York 10013

Attn: Citibank Agency & Trust – GSO Stone Street LLC

Email: thomas.varcados@citi.com

~~VIRTUS GROUP~~Virtus Group, LP

as Collateral Administrator

301 Fannin Street, 17th Floor

Houston, TX 77002

Attention: GSO Stone Street LLC

email: gsostonestreetllc@virtusllc.com

Fax: 888-467-3196

Each Lender Agent at the address set forth in Annex A to the Loan Servicing Agreement

            , 201_

RE:	Asset Approval Request

Gentlemen and Ladies:

This Asset Approval Request is delivered to you pursuant to [Section 2.2(a)][Section 8.3(b)(i)] of the Loan Servicing Agreement, dated as of October 11, 2018 (together with all

EXHIBIT I

FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, GSO Stone Street LLC, as the borrower (the “Borrower”) and Société Générale, as Agent (the “Agent”).

WHEREAS, this Assignment Agreement is being executed and delivered under Section 15.4 of the Loan and Servicing Agreement, dated as of October 11, 2018 (as amended, modified, supplemented or restated from time to time, the “Loan ~~and~~ Servicing Agreement”), by and among the Borrower, GSO Direct Lending Fund-D LP, as Servicer and Equityholder (the “Servicer”), Citibank, N.A., as Collateral Agent and as Collateral Custodian, Virtus Group, LP, as Collateral Administrator, the Lender Agents and Lenders from time to time parties thereto, and the Agent. Capitalized terms used but not defined herein shall have the meaning provided in the Loan ~~and~~ Servicing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan ~~and~~ Servicing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) For an agreed consideration, the party set forth in Item 3 of Schedule I hereto (the “Assigned Lender”) hereby irrevocably sells and assigns to the Proposed Lender, and the Proposed Lender hereby irrevocably purchases and assumes from the Assignor Lender, as of the Assignment Effective Date, as contemplated below all of the Assignor Lender’s rights and obligations in its capacity as a Lender under the Loan Servicing Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Schedule I. Upon receipt by the Agent of an executed counterpart of this Assignment Agreement, to which is attached a fully completed Schedule I and Schedule II, which has been executed by the Proposed Lender[, the Borrower and the Agent,]3 the Agent will transmit to the Proposed Lender and the Borrower, an Assignment Effective Notice, substantially in the form of Schedule III to this Assignment Agreement (an “Assignment Effective Notice”). Such Assignment Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the assignment effected by this Assignment Agreement shall become effective (the “Assignment Effective Date”). From and after the Assignment Effective Date, the Proposed Lender shall be a Lender party to the Loan ~~and~~ Servicing Agreement for all purposes thereof.

(b) Each of the parties to this Assignment Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

[3]	To be included only if Borrower/Agent consent is required under the Loan ~~and~~ Servicing Agreement.

(c) By executing and delivering this Assignment Agreement, the Proposed Lender confirms to and agrees with the Agent and the other Lenders as follows: (i) none of the Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan ~~and~~ Servicing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Servicing Agreement or any other instrument or document furnished pursuant thereto, or the Collateral (as defined under the Loan ~~and~~ Servicing Agreement) or the financial condition of the Servicer or the Borrower, or the performance or observance by the Servicer or the Borrower of any of their respective obligations under the Loan ~~and~~ Servicing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) the Proposed Lender will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan ~~and~~ Servicing Agreement; (iv) the Proposed Lender appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan ~~and~~ Servicing Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan ~~and~~ Servicing Agreement; and (vi) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which, by the terms of the Loan ~~and~~ Servicing Agreement, are required to be performed by it as a Lender.

(d) Schedule II hereto sets forth administrative information with respect to the Proposed Lender.

(e) This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, [the parties hereto have][the Proposed Lender has] caused this Assignment Agreement to be executed by [their respective][its] duly authorized officer on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

ASSIGNMENT AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR ASSIGNMENT AGREEMENT

Re:

Loan and Servicing Agreement, dated as of October 11, 2018 (as amended, modified, supplemented or restated from time to time, the “Loan ~~and~~ Servicing Agreement”), by and among GSO Direct Lending Fund-D LP, as the Servicer and the Equityholder (the “Servicer”), GSO Stone Street LLC, as the borrower (the “Borrower”), Société Générale, as the Agent, each of the Lenders from time to time party thereto, Citibank, N.A., as Collateral Agent and as Collateral Custodian and Virtus Group, LP, as Collateral Administrator.

Item 1: Date of Assignment Agreement:

Item 2: Proposed Lender:

Item 3: Assignor Lender:

Item 4:	Commitment—$______________[4]

Facility ~~Maturity~~ Termination Date:

Item 5: Signatures of Parties to Agreement:

___________________________, as
Proposed Lender

By:
Name:
Title:

[4]	Such Commitment shall be at least $250,000.

[GSO STONE STREET LLC, as Borrower

By:
Name:
Title: ][5]

[SOCIÉTÉ GÉNÉRALE, as Agent

By:
Name:
Title: ][6]

[NAME OF LENDER], as Lender

By:
Name:
Title:

[5]	To be inserted only if the Borrower’s consent is required for assignment pursuant to the Loan ~~and~~ Servicing Agreement.
[6]	To be inserted only if the Agent’s consent is required for assignment pursuant to the Loan ~~and~~ Servicing Agreement.

SCHEDULE III TO

ASSIGNMENT AGREEMENT

FORM OF

ASSIGNMENT EFFECTIVE NOTICE

To:	[Name and address of the Borrower, Agent and Proposed Lender]

This Assignment Effective Notice is delivered to you pursuant to Section (a) of the Assignment Agreement by the undersigned, as the Agent under the Loan and Servicing Agreement, dated as of October 11, 2018 (as amended, modified, supplemented or restated from time to time, the “Loan ~~and~~ Servicing Agreement”), by and among GSO Direct Lending Fund-D LP, as the Servicer (the “Servicer”), GSO Stone Street LLC, as the borrower (the “Borrower”), Société Générale, as Agent, each of the Lenders from time to time party thereto, Citibank, N.A., as Collateral Agent and as Collateral Custodian and Virtus Group, LP, as Collateral Administrator. [Note: attach copies of Schedules I and II from the applicable Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date for [Name of Proposed Lender] will be [                    ]7 with a Commitment of $            .

Very truly yours,

SOCIÉTÉ GÉNÉRALE, as Agent

By:
Name:
Title:

EXHIBIT J

RETENTION LETTER

GSO Direct Lending Fund-D LP

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: Jana Douglas

Telephone: 212-503-2025

Email: GSOAssetServicing@Blackstone.com

[Date]

[7]	To be the date of the Assignment Agreement from Schedule I of the applicable Assignment Agreement.

GSO Stone Street LLC

345 Park Avenue, 31st Floor

New York, NY 10154

Attention: Jana Douglas

Telephone: 212-503-2025

Email: GSOAssetServicing@Blackstone.com

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Rich Dawson; Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: rich.dawson@sgcib.com; julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com; AMER-OPER-CMF-MML@sgcib.com

[Lender(s)]

Re:	Retention of Net Economic Interest

1. This letter is being delivered in connection with the Loan and Servicing Agreement, dated as of October 11, 2018 (together with all amendments, if any, from time to time made thereto, the “Loan Servicing Agreement”), among GSO Stone Street LLC, as Borrower (the “Borrower”), GSO Direct Lending Fund-D LP, as Servicer and Equityholder, Citibank, N.A., as Collateral Agent and as Collateral Custodian, Virtus Group, LP, as Collateral Administrator, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Loan Servicing Agreement and the Sale and Contribution Agreement dated as of October 11, 2018 (the “Sale and Contribution Agreement”) by and between the Equityholder (as seller) and the Borrower (as purchaser), as applicable.

2. The Retention Provider hereby agrees and confirms for the benefit of the Borrower, the Agent and each Lender for so long as any Obligation remains outstanding and any European Retention Requirements so require:

a.

that it has retained at all times since the Third Amendment Effective Date, and irrevocably and unconditionally undertakes that it will directly retain, in each case, as originator for the purposes of the European Retention Requirements, on an ongoing basis, a material net economic interest in the securitisation transaction contemplated by the Transaction Documents in the form specified in paragraph (d) of Article 6(3) of the Securitisation Regulation, being retention of the first loss tranche and, if necessary, other tranches having the same or a more severe risk profile than those transferred or sold to investors and not maturing any earlier than those transferred or sold to investors, through the Retention Provider subscribing for and maintaining 100% of all equity interests in the Borrower, in a nominal amount of not less than 5% of the nominal value of all of the Collateral Obligations owned by the Borrower (such material net economic interest, the “Retained Interest”);

b.

that at any time the excess of (i) the sum of the aggregate Principal Balance of all Eligible Collateral Obligations then held by the Borrower and the amount then standing to the credit of the Principal Collection Account (including any portion of such amount invested in Permitted Investments) (the “Aggregate Principal Asset Balance”) over (ii) the aggregate principal amount of all Loans outstanding at such time shall be equal to or greater than 5% of the Aggregate Principal Asset Balance;

c.

that it shall not and shall procure that its Affiliates do not, sell, hedge or otherwise mitigate its credit risk under or associated with the Retained Interest, except to the extent permitted in accordance with the EU Retention Requirements;

d.	that it established the transaction contemplated by the Loan Servicing Agreement and the other Transaction Documents;

e.

that, on any date on which the Borrower acquires a Collateral Obligation or a Collateral Obligation is substituted by the Borrower, the aggregate outstanding principal amount of all Collateral Obligations held by the Borrower (immediately following any acquisition, or substitution of any Collateral Obligations on such date of determination) in respect of which the Retention Provider, either itself or through related entities (including the Borrower), directly or indirectly, was involved or will be involved in negotiating the original agreement which created the relevant Collateral Obligation (such Collateral Obligations, “Retention Provider Originated Collateral Obligations”) will be greater than 50% of the aggregate outstanding principal amount of all Collateral Obligations then held by the Borrower;

f.

that it has a business strategy and the capacity to meet payment obligations consistent with a broader business enterprise and involving material support from capital, assets, fees or other income available to it, relying neither on the Collateral Obligations or other exposures securitized by it nor on the Retained Interest or any other interests retained or proposed to be retained, as well as any corresponding income from such exposures and interests;

g.	that its responsible decision-makers have the required experience to enable it to pursue its business strategy, as well as an adequate corporate governance arrangement;

h.

that each Retention Provider Originated Collateral Obligation acquired by or substituted to, the Borrower, whether prior to or following the Third Amendment Effective Date, has been and will be originated on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and it has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on a thorough assessment of each obligor’s creditworthiness;

i.

that it has not and will not select Collateral Obligations to be acquired by or substituted to, the Borrower with the aim of rendering losses on such Collateral Obligations, measured over the period during which Obligations are outstanding or over a period of four (4) years where the period during which Obligations are outstanding is longer than four (4) years, higher than the losses over the same period on comparable assets held on its balance sheet;

j.

that it will confirm in writing its continued compliance with the requirements set forth in clauses (a) through (i) above to the Borrower (who shall furnish such information to the Agent for distribution to each Lender):

i.	on a monthly basis (concurrent with the delivery of each Monthly Report);

ii.

upon any written request therefor by or on behalf of the Borrower or any Lender delivered as a result of a material change in (x) the performance of the Collateral Obligations, (y) the risk characteristics of the transaction, or (z) the Collateral Obligations from time to time; and

iii.	promptly upon the Borrower and/or the Retention Provider becoming aware of any material breach of the obligations included in any Transaction Document;

k.

that it will, promptly following a request by any Lender, provide a refreshed letter in substantially the form of this letter in connection with a material amendment of any Transaction Document, in each case where the Borrower has received a request for the same from a Lender;

l.

it shall notify the Borrower and the Agent as soon as reasonably practical if for any reason: (i) it has ceased to hold the Retained Interest in accordance with paragraph (a) above; or (ii) it has failed in any way to comply with any of the undertakings set out in paragraphs (b), (c), (e), (g) or (h) above;

m.

that it will, promptly following a request by a Lender, provide such additional information as such Lender may reasonably request in order for such Lender to comply with the Securitisation Regulation which is either in the possession of the Retention Provider or can be obtained at no material cost to the Retention Provider.

3. The Retention Provider hereby makes the following representations for the benefit of the Borrower, the Agent and each Lender:

a.

the Retention Provider is GSO Direct Lending Fund-D LP duly established and validly existing under the laws of Delaware, and has full power and authority to own its assets proposed to be owned by it including the Retained Interest and to transact the business in which it is presently engaged;

b.

the Retention Provider has full power and authority to execute and deliver this letter and to perform all of its obligations required hereunder and has taken all necessary action to authorize this letter on the terms and conditions hereof and the execution, delivery and performance of this letter and the performance of all obligations imposed upon it hereunder;

c.

no consent of any other person, including, without limitation, investors in and creditors of the Retention Provider, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, other than those that have been or shall be obtained in connection with this letter, is required by the Retention Provider in connection with this letter or the execution, delivery, performance, validity or enforceability of this letter or the obligations imposed upon it hereunder;

d.

this letter constitutes the legally valid and binding obligations of the Retention Provider enforceable against the Retention Provider in accordance with its terms, subject, as to enforcement, to (i) the effect of bankruptcy, examination, insolvency or similar laws affecting generally the enforcement of creditors’ rights, as such laws would apply in the event of any bankruptcy, examination, receivership, insolvency or similar event applicable to the Retention Provider and (ii) general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity); and

e.

the execution, delivery and performance of this letter will not violate any provision of any existing law or regulation binding on the Retention Provider, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Retention Provider, or the organizational documents of, or any securities issued by, the Retention Provider, the violation of which would reasonably be expected to adversely affect in a material manner its ability to perform its obligations hereunder.

4. The Retention Provider hereby confirms that it has reviewed the Transaction Documents and has participated in the selection of the Collateral Obligations transferred to the Borrower prior to the Third Amendment Effective Date.

5. The Retention Provider hereby agrees and consents to, and acknowledges and agrees to be bound by, the provisions set forth in Section 17.18 of the Loan Servicing Agreement.

6. This letter shall not be assignable by the Retention Provider without the prior written consent of the Borrower, the Agent and each Lender. This letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the Retention Provider, the Borrower, the Agent and each Lender. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This letter supersedes all prior understandings, whether written or oral, between us with respect to the matters set forth herein.

7. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto and, by its acceptance hereof, each addressee of this letter hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this letter or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this letter or the transactions contemplated hereby or thereby in any New York State court or in any such Federal court and (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS LETTER.

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Very Truly Yours,

GSO DIRECT LENDING FUND-D LP, as Retention Provider

By:
Name:
Title:

Acknowledged and agreed by:

GSO STONE STREET LLC, as Borrower

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE, as Agent

By:
Name:
Title: